Exhibit 99.1

SUBJECT TO REVISION

 COMPUTATIONAL MATERIALS

Term Sheet

November [9], 2005

$[504,231,000] (+/- 10%)

(Approximate)

LONG BEACH MORTGAGE LOAN TRUST, SERIES 2005-WL3

CLASSES II-A3, M-1, M-2, M-3, M-4, M-5, M-6, M-7, M-8 and M-9

LONG BEACH MORTGAGE LOAN TRUST, SERIES 2005-WL3

Issuer

LONG BEACH SECURITIES CORP.

Depositor

LONG BEACH MORTGAGE COMPANY

Mortgage Originator, Seller & Master Servicer

**Subject to Revision**

LONG BEACH MORTGAGE LOAN TRUST, SERIES 2005-WL3

Disclaimer

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.  The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 325-8549 or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Structure Summary

Long Beach Mortgage Loan Trust, Series 2005-WL3

Offered Certificates

Class	Approx. Class Size ($)	Tranche Type	Expected Ratings M/S/F(1)	Expected WAL (YRS)(2)	Expected First Principal Pay Month(2)	Expected Last Principal Pay Month(2)
II-A3 (3)	49,559,000	Senior/FLT	Aaa/AAA/AAA	5.81	68	70
M-1 (3)	110,596,000	Mezz/FLT	Aa1/AA+/AA+	4.91	50	70
M-2 (3)	108,362,000	Mezz/FLT	Aa2/AA/AA	4.51	45	70
M-3 (3)	35,748,000	Mezz/FLT	Aa3/AA-/AA-	4.36	43	70
M-4 (3)	53,622,000	Mezz/FLT	A1/A+/A+	4.29	42	70
M-5 (3)	34,631,000	Mezz/FLT	A2/A/A	4.24	41	70
M-6 (3)	26,811,000	Mezz/FLT	A3/A-/A-	4.21	40	70
M-7 (3)	34,631,000	Mezz/FLT	Baa1/BBB+/BBB+	4.19	39	70
M-8 (3)	25,694,000	Mezz/FLT	Baa2/BBB/BBB	4.16	39	70
M-9 (3)	24,577,000	Mezz/FLT	Baa3/BBB-/BBB-	4.15	38	70
Total	504,231,000

Non-Offered Certificates

Class	Approx. Class Size ($)	Tranche Type	Expected Ratings M/S/F(1)	Expected WAL (YRS)(2)	Expected First Principal Pay Month(2)	Expected Last Principal Pay Month(2)
I-A1 (3)	805,363,000	Senior/FLT	Aaa/AAA/AAA	1.88	1	70
I-A2 (3)(4)	142,122,000	Senior/FLT	Aaa/AAA/AAA	1.88	1	70
II-A1 (3)	403,343,000	Senior/FLT	Aaa/AAA/AAA	1.00	1	22
II-A2 (5)(6)	267,494,000	Senior/FLT	Aaa/AAA/AAA	2.44	22	68
B-1 (3)	22,343,000	Sub/FLT	Ba1/BB+/BB+	4.13	38	70
B-2 (3)	22,343,000	Sub/FLT	Ba2/BB+/BB	4.13	38	70
Total	1,663,008,000

(1)           Moody’s Investors Service, Standard & Poor’s and Fitch Ratings.

(2)           To 10% optional clean-up call at the Pricing Speed.

(3)           The Certificates will accrue interest at a rate based on one-month LIBOR plus a margin, subject to the related Net WAC Rate.  The margin on the Class A Certificates will double and the margin on the Class M and Class B Certificates will increase by 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

(4)           The Class I-A2 Certificates will have the benefit of a certificate guaranty insurance policy from MBIA.

(5)           The Class II-A2 Certificates will accrue interest at a rate of one-month LIBOR plus a margin, without being subject to a Net WAC Rate, provided however, if a swap default has occurred and is continuing, the Class II-A2 Certificates will be subject to the related Net WAC Rate.  After the first Distribution Date on which the optional clean-up call is exercisable, the margin on the Class II-A2 Certificates will double.

(6)           The Trust will contain a swap for the benefit of the Class II-A2 Certificateholders to ensure payments of current one-month LIBOR plus the related margin are payable without any Net WAC Rate.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Summary of Terms

Cut-off Date:	November 1, 2005

Expected Pricing:	On or about November [9], 2005

Mortgage Originator:	Long Beach Mortgage Company

Issuer:	Long Beach Mortgage Loan Trust, Series 2005-WL3

Depositor:	Long Beach Securities Corp.

Seller:	Long Beach Mortgage Company

Expected Settlement:	On or about November [30], 2005 (the “Closing Date”)

Final Scheduled Distribution Date:	[November 25, 2035]

Master Servicer:	Long Beach Mortgage Company

Sub-Servicer:	Washington Mutual Bank

Trustee:	Deutsche Bank National Trust Company

Class I-A2 Certificate Insurer:	MBIA Insurance Corporation (“MBIA”)

Swap Counterparty:	Credit Suisse First Boston International (CSFBi)

Swap Counterparty Rating:	CSFBi Credit Ratings

	Rating	Standard & Poor’s	Fitch	Moody’s
	Short-Term	[A-1]	[F1+]	[P-1]
	Long-Term	[A+]	[AA-]	[Aa3]

Cap Counterparty:	CSFBi

Cap Counterparty Rating:	See above.

Co-lead Underwriters:	Credit Suisse First Boston LLC and WAMU Capital Corp.

Record Date:

With respect to any Distribution Date, for each class of Offered Certificates, will be the business day immediately preceding the Distribution Date while such certificates are maintained in book-entry form.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on December 27, 2005.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Class I-A2 Certificate Guaranty Insurance Policy:

The Class I-A2 Certificates will have the benefit of the certificate guaranty insurance policy.  The insurance policy will, in general, guarantee accrued and unpaid interest on the Class I-A2 Certificates on each Distribution Date, specified distributions of principal to the Class I-A2 Certificates on each Distribution Date and the principal amount then owing on the Class I-A2 Certificates on the final Distribution Date in [November 2035].  The Class I-A2 Certificate Guaranty Insurance Policy will not provide credit enhancement for any class of certificates other than the Class I-A2 Certificates.  The Class I-A2 Certificate Insurer will have certain rights with respect to the transaction as specified in the pooling and servicing agreement.

Interest Accrual:

Interest on each class of Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:	The Offered Certificates are not expected to be ERISA eligible unless the exemptive relief is available under one of the ERISA class exemptions.

SMMEA:

The Class A Certificates, Class M-1 Certificates, Class M-2 Certificates and Class M-3 Certificates are expected to be SMMEA eligible.  No other class of Offered Certificates are expected to be SMMEA eligible.

Tax Status:	Multiple REMICs for federal income tax purposes.

Servicing Fee Rate:	The servicing fee of 0.50% per annum on the principal balance of each mortgage loan will be paid before current interest on all Certificates.

Trustee Fee:	Compensation to the Trustee will consist of interest earned on amounts in the distribution account prior to any Distribution Date.

Optional Redemption:

The majority holder of the Class C Certificates, except if such holder is Long Beach or any of its affiliates, will have the right to exercise the optional clean-up call on the Distribution Date following the date on which the aggregate principal balance of the mortgage loans is equal to or less than 10% of the aggregate principal balance of the mortgage loans as of the Cut-off Date.  If the majority of the Class C Certificates fails to exercise such right, the Master Servicer will be permitted to exercise the optional clean-up call.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Certificate Rating:	It is a condition to the issuance of the Certificates that they receive the following ratings:

	[Class / Rating Agency	Moody’s	S&P	Fitch
	I-A1	Aaa	AAA	AAA
	I-A2	Aaa	AAA	AAA
	II-A1	Aaa	AAA	AAA
	II-A2	Aaa	AAA	AAA
	II-A3	Aaa	AAA	AAA
	M-1	Aa1	AA+	AA+
	M-2	Aa2	AA	AA
	M-3	Aa3	AA-	AA-
	M-4	A1	A+	A+
	M-5	A2	A	A
	M-6	A3	A-	A-
	M-7	Baa1	BBB+	BBB+
	M-8	Baa2	BBB	BBB
	M-9	Baa3	BBB-	BBB-
	B-1	Ba1	BB+	BB+
	B-2	Ba2	BB+	BB]

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Registration:	Book-entry form through DTC, Clearstream and Euroclear.

P&I Advances:

Unless the Master Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan as described in the pooling and servicing agreement, the Master Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

The Seller will represent that at origination each mortgage loan complied with all applicable federal and state laws and regulations.  In addition, the Seller will represent that none of the mortgage loans is subject to the requirements of the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) or is a “high cost” or “predatory” loan under any state or local law or regulation applicable to the originator of such mortgage loan, or which would result in liability to the purchaser or assignee of such Mortgage Loan under any predatory or abusive lending law.

Pricing Speed:	Fixed Rate:	115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.)

	ARM:	100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining at 28% CPR until month 24, remaining at 55% CPR from month 25 to 28, remaining at 35% CPR thereafter.)

Certificates:	Class A Certificates:	Class I-A1, Class I-A2, Class II-A1, Class II-A2 and Class II-A3 Certificates

	Class M Certificates:	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class, M-6, Class M-7, Class M-8 and Class M-9 Certificates

	Class B Certificates:	Class B-1 and Class B-2 Certificates

	Group I Certificates:	Class I-A1 and Class I-A2 Certificates

	Group II Certificates:	Class II-A1, Class II-A2 and Class II-A3 Certificates

	Publicly Offered	Class A Certificates and Class M Certificates

	Certificates Offered	Class II-A3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,

	Hereby:	Class M-6, Class M-7, Class M-8, and Class M-9

Interest Distributions:	The Group I and Group II Interest Remittance Amounts will generally be allocated in the following priority (first to the related Group):

1.     To the Cap Counterparty, the related cap fees.

2.     To the Swap Counterparty, the swap payment or the swap termination payment (attributable to the trust), as applicable.

3.     To MBIA, the insurance premium.

4.     To the Final Maturity Reserve Fund, the Coupon Strip, if applicable, as described below.

5.     Pari-Passu to the Class I-A1, Class I-A2, Class II-A1, Class II-A2 [(if a swap default has occurred and is continuing)] and Class II-A3 Certificates current interest plus unpaid interest shortfalls, if any.

6.     To MBIA, any reimbursement for amounts paid under the under the Class I-A2 Certificate Guaranty Insurance Policy, together with interest thereon at the rate set forth in the pooling and servicing agreement.

7.     To the Class M-1 Certificates current interest.

8.     To the Class M-2 Certificates current interest.

9.     To the Class M-3 Certificates current interest.

10.   To the Class M-4 Certificates current interest.

11.   To the Class M-5 Certificates current interest.

12.   To the Class M-6 Certificates current interest.

13.   To the Class M-7 Certificates current interest.

14.   To the Class M-8 Certificates current interest.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

15. To the Class M-9 Certificates current interest. 16. To the Class B-1 Certificates current interest. 17. To the Class B-2 Certificates current interest.

Group I Interest Remittance Amount:

With respect to any Distribution Date the Group I Interest Remittance Amount is an amount equal to (a) the sum of (i) the portion of Available Funds attributable to Group I interest and (ii) compensating interest paid by the Master Servicer with respect to the Group I Mortgage Loans, less (b) the related Servicing Fee.

Group II Interest Remittance Amount:

With respect to any Distribution Date the Group II Interest Remittance Amount is an amount equal to (a) the sum of (i) the portion of Available Funds attributable to Group II interest and (ii) compensating interest paid by the Master Servicer with respect to the Group II Mortgage Loans, less (b) the related Servicing Fee.

Final Maturity Reserve Account / 40-Year Mortgage Coupon Strip (“Coupon Strip”):

If, on the eighty-fifth Distribution Date or any Distribution Date thereafter where the CPR of the mortgage loans is equal to or less than 5%, then an amount equal to approximately [73] basis points will be subtracted from the Group I and Group II Interest Remittance Amounts and placed into a reserve fund (the “Final Maturity Reserve Account”) until the amount on deposit in the Final Maturity Reserve Account is equal to the principal balance of the mortgage loans with an original term to maturity of 480 months to make a payment to certificateholders on the 360th Distribution Date to pay the Certificates to zero.

And

If, the certificates are still outstanding on the [204th] Distribution Date or any Distribution Date thereafter, all monthly excess cashflow otherwise payable to the Class C Certificates will be directed to the Final Maturity Reserve Account to pay the certificates to zero on the 360th Distribution Date.

On the closing date, the depositor will deposit into the Final Maturity Reserve Account a zero coupon note (the “Zero Coupon Note”), which will mature prior to the 360th Distribution Date.  The proceeds of the Zero Coupon Note will be used on the 360th Distribution Date to pay the Certificates to zero to the extent all other amounts on deposit in the Final Maturity Reserve Account are insufficient for such purpose.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.     To the Swap Counterparty, any unpaid termination payments (attributable to the trust) to the extent that Available Funds attributable to interest are insufficient.

2.     To pay each Group of Certificates their related Principal Distribution Amounts until reduced to zero.  The Group I Principal Distribution Amount will be distributed concurrently to (a) the Class I-A1 Certificates, who will be paid their pro-rata portion of the Group I Principal Distribution Amount until their certificate principal balances have been reduced to zero and (b) the Class I-A2 Certificates, who will be paid their pro-rata portion of the Group I Principal Distribution Amount until their certificate principal balance has been reduced to zero; provided however, that on any Distribution Date on or after which a Sequential Trigger Event is in effect or if the Class M and Class B Certificates have been reduced to zero and the excess interest and overcollateralization amounts for such Distribution Date are insufficient to cover realized losses on the Group I Mortgage Loans, the Group I Principal Distribution Amount will be distributed sequentially to the Class I-A1 and Class I-A2 Certificates, in that order, until their certificate principal balances have been reduced to zero.  The Class II-A1, Class II-A2 and the Class II-A3 Certificates will be paid the Group II Principal Distribution Amount, sequentially, in that order, until their certificate principal balances have been reduced to zero; provided however, that on any Distribution Date on or after which the Class M and Class B Certificates have been reduced to zero and the excess interest and overcollateralization amounts for such Distribution Date are insufficient to cover realized losses on the Group II Mortgage Loans, the Group II Principal Distribution Amount will be distributed pro-rata to the Class II-A1, Class II-A2 and Class II-A3 Certificates, based on their certificate principal balances, until their

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

certificate principal balances have been reduced to zero.  After the class principal balance of any group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding, in the same priority described above.

3.     To MBIA, any reimbursement for amounts paid under the Class I-A2 Certificate Guaranty Insurance Policy, to the extent not paid above, together with interest thereon at the rate set forth in the pooling and servicing agreement.

4.     To pay the principal remittance amount to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.     To the Swap Counterparty, any unpaid termination payments (attributable to the trust) to the extent that Available Funds attributable to interest are insufficient.

2.     To pay each Group of Certificates their related Senior Principal Distribution Amount.  The Group I Senior Principal Distribution Amount will be distributed concurrently to (a) the Class I-A1 Certificates, who will be paid their pro-rata portion of the Group I Senior Principal Distribution Amount until their certificate principal balances have been reduced to zero, and (b) the Class I-A2 Certificates, who will be paid their pro-rata portion of the Group I Senior Principal Distribution Amount until their certificate principal balance has been reduced to zero; provided however, that on any Distribution Date on or after which the Class M and Class B Certificates have been reduced to zero and the excess interest and overcollateralization amounts for such Distribution Date are insufficient to cover realized losses on the Group I Mortgage Loans, the Group I Senior Principal Distribution Amount will be distributed sequentially to the Class I-A1 and Class I-A2 Certificates, in that order, until their certificate principal balances have been reduced to zero.  The Class II-A1, Class II-A2 and Class II-A3 Certificates will be paid the Group II Senior Principal Distribution Amount, sequentially, in that order, until their certificate principal balances have been reduced to zero; provided however, that on any Distribution Date on or after which the Class M and Class B Certificates have been reduced to zero and the excess interest and overcollateralization amounts for such Distribution Date are insufficient to cover realized losses on the Group II Mortgage Loans, the Group II Senior Principal Distribution Amount will be distributed pro-rata to the Class II-A1, Class II-A2 and Class II-A3 Certificates, based on their certificate principal balances, until their certificate principal balances have been reduced to zero.  After the class principal balance of any group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding, in the same priority described above.

3.     To MBIA, any reimbursement for amounts paid under the Class I-A2 Certificate Guaranty Insurance Policy, to the extent not paid above, together with interest thereon at the rate set forth in the pooling and servicing agreement.

4.     To pay the Class M-1 Certificates their related principal distribution amount in order to reach their targeted enhancement level.

5.     To pay the Class M-2 Certificates their related principal distribution amount in order to reach their targeted enhancement level.

6.     To pay the Class M-3 Certificates their related principal distribution amount in order to reach their targeted enhancement level.

7.     To pay the Class M-4 Certificates their related principal distribution amount in order to reach their targeted enhancement level.

8.     To pay the Class M-5 Certificates their related principal distribution amount in order to reach their targeted enhancement level.

9.     To pay the Class M-6 Certificates their related principal distribution amount in order to reach their targeted enhancement level.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

10.   To pay the Class M-7 Certificates their related principal distribution amount in order to reach their targeted enhancement level.

11.   To pay the Class M-8 Certificates their related principal distribution amount in order to reach their targeted enhancement level.

12.   To pay the Class M-9 Certificates their related principal distribution amount in order to reach their targeted enhancement level.

13.   To pay the Class B-1 Certificates their related principal distribution amount in order to reach their targeted enhancement level.

14.   To pay the Class B-2 Certificates their related principal distribution amount in order to reach their targeted enhancement level.

Class II-A2 Uncapped LIBOR Floating Classes:

To enable the Class II-A2 Certificates to be offered as an uncapped LIBOR floating class rather than a capped LIBOR floating class, the Trust will contain a Swap Agreement benefiting such class to provide interest payments in excess of the related Net WAC Rate.

Principal Distribution Amount:

The Principal Distribution Amount for each group will be the sum of the principal collected or advanced with respect to the mortgage loans included in that group and the extra principal distribution amount allocated to that group, minus the amount of any overcollateralization release allocated to that group.

Senior Principal Distribution Amount:

The Senior Principal Distribution Amount for each group will be the lesser of (I) the aggregate certificate principal balance of the related Group I or Group II Certificates, as applicable, and (II) the aggregate certificate principal balance of the related Group I or Group II Certificates, as applicable, minus (x) the lesser of (A) the product of (i) [49.30]% and (ii) the aggregate stated principal balance of the related Group I or Group II Mortgage Loans and (B) the aggregate stated principal balance of the related Group I or Group II Mortgage Loans minus 0.50% of the aggregate stated principal balance of the related Group I or Group II Mortgage Loans as of the Cut-off Date (the “Overcollateralization Floor”).

Net Monthly Excess Cashflow:	Available Funds remaining after distributions described under “Interest Distributions” and “Principal Distributions” above are made.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Overcollateralization Provisions:

Any Net Monthly Excess Cashflow will be paid as follows:

1.     To the Certificates to build the Overcollateralization Amount to the target level.

2.     To MBIA, any reimbursement for amounts paid under the Class I-A2 Certificate Guaranty Insurance Policy, to the extent not paid pursuant to the principal distribution waterfall, together with interest thereon at the rate set forth in the pooling and servicing agreement.

3.     Unpaid interest shortfalls to the Class A Certificates, pro-rata.

4.     Unpaid interest shortfalls and unpaid realized losses, in that order, sequentially to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class B-1 Certificates and Class B-2 Certificates in that order.

5.     To the Swap Counterparty, as reimbursement for amounts paid under the Swap Agreements, the excess of the amount of interest due to the Class II-A2 Certificates at the current certificate interest rate over the amount of interest due to the Class II-A2 Certificates assuming the rate is the related Net WAC Rate.

6.     Reimbursement for prepayment interest shortfalls and Relief Act Shortfalls, first pari-passu to the Class I-A1 Certificates, Class I-A2 Certificates, Class II-A1 Certificates, Class II-A2 Certificates and Class II-A3 Certificates, then sequentially to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class B-1 Certificates and Class B-2 Certificates in that order.

7.     Concurrently, as follows:

to the Swap Counterparty, the aggregate of the unpaid amounts calculated in step 5 above for each prior period; and

the Net WAC Rate Carryover Amount first pari-passu to the Class I-A1, Class I-A2, Class II-A1, Class II-A2 (only if a swap default has occurred and is continuing) and Class II-A3 Certificates, and then sequentially to the Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7 Certificates, Class M-8 Certificates, Class M-9 Certificates, Class B-1 Certificates and Class B-2 Certificates, in that order (after giving effect to amounts paid under each Cap Agreement).

8.     To the Swap Counterparty, the swap termination payment (attributable to the Swap Counterparty).

9.     If necessary, all remaining cashflow to the Final Maturity Reserve Account.

10.   All remaining Net Monthly Excess Cashflow to the Class C Certificates.

Group I Net WAC Rate:	The Group I weighted average mortgage rate less the Servicing Fee rate, Insurer Fee rate (adjusted for the Class I-A2 bond balance), related Cap Fee rate and Coupon Strip, if necessary.

Group II Net WAC Rate:

The Group II weighted average mortgage rate less the Servicing Fee rate, related Cap Fee rate, Coupon Strip, if necessary, swap fee rate (adjusted for the Class II-A2 bond balance) and swap termination payment (attributable to the trust) rate.

Subordinate Net WAC Rate:

The weighted average (weighted on the basis of the results of subtracting from the aggregate principal balance of each loan group the sum of the current certificate principal balances of the related classes of the Class A Certificates) of (1) the Group I Net WAC Rate and (2) the Group II Net WAC Rate less the related cap fee rate.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Cap Contract:

The Trust will include three Cap Contracts for the benefit of the Group I Certificates, Group II Certificates (except the Class II-A2 Certificates) and the Class M and Class B Certificates.  The notional balance, strike and ceiling rate of each Cap Contract for any Distribution Date will be based on the applicable amount specified in the charts on Page [  ] and Page [  ].  In exchange for a monthly fee (“Cap Fee”) (for only [30] periods), the counterparty will be obligated to make a monthly payment to the Trust when one-month LIBOR is equal to, or exceeds the related strike rate beginning with the Distribution Date in [December] 2005.  The notional balance of each Cap Contract will be based on the lesser of the bond balance and the notional balances specified in the charts on pages 18 through page 20.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate.  The Group I Certificates Cap Contract will terminate after the Distribution Date in February 2009.  Each of the Group II and the Class M and Class B Certificates’ Cap Contracts will terminate after the Distribution Date in August 2008.  Amounts paid under the Cap Contracts will be available to pay Net WAC Rate Carryover amounts, except with respect to the Class II-A2 Certificates.

Pass-Through Rate:

The pass-through rates of the Group I and Group II Certificates, other than the Class II-A2 Certificates, will generally be the lesser of one-month LIBOR plus the related margin and their related group Net WAC Rate.

The pass-through rates of the Class M and the Class B Certificates will generally be the lesser of one-month LIBOR plus the related margin and the Subordinate Net WAC Rate.

The pass-through rate of the Class II-A2 Certificates will generally be one-month LIBOR plus the related margin; provided however that if a swap default should occur and be continuing, the pass-through rate on the Class II-A2 Certificates will generally be subject to the Group II Net WAC Rate.

These amounts will be adjusted by a fraction the numerator of which will be the actual number of days elapsed from and including the previous Distribution Date to but excluding the current Distribution Date and the denominator of which will be 360.

Net WAC Rate Carryover Amounts:

If interest collections on a Distribution Date are insufficient to make required interest payments based upon LIBOR plus the related margin to the Class I-A1, Class I-A2, Class II-A1, Class II-A3, Class M and Class B Certificates due to the related Net WAC Rate, the excess of LIBOR plus the related margin over the related Net WAC Rate will be carried forward and paid to the Class I-A1, Class I-A2, Class II-A1, Class II-A3 and each class of Class M and Class B Certificates on the next Distribution Date, to the extent that there are funds available from the mortgage loans and the related Cap Contracts.

The Class II-A2 Certificates will be an uncapped LIBOR floating class, provided however, that if a swap default has occurred and is continuing with respect to the swap agreement and interest collections on a Distribution Date are insufficient to make interest payments based upon LIBOR plus the related margin to the Class II-A2 Certificates, as applicable, due to the related Net WAC Rate, the excess of LIBOR plus the related margin over the related Net WAC Rate will be carried forward and paid to the Class II-A2 Certificates, as applicable, on the next Distribution Date (a “Net WAC Rate Carryover Amount”), to the extent that there are funds available from the mortgage loans.

Net WAC Rate Carryover Amounts at the next Distribution Date will include interest on the Net WAC Rate Carryover Amounts, calculated at the applicable pass-through rate.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Swap Agreement:

The Trust will enter into a swap agreement (“Swap Agreement”) with the Swap Counterparty to hedge basis risk shortfalls for interest due on the Class II-A2 Certificates.

Unless earlier terminated, the Swap Agreement will expire no later than the Distribution Date occurring in [November 2035].

The Trust will be required to pay to the Swap Counterparty with respect to the Class II-A2 Swap Agreement the product of (i) the lesser of LIBOR plus the Class II-A2 Margin and the related Net WAC Rate plus the swap fee rate and (ii) the related notional amount.  The Swap Counterparty will be required to pay to the Trust with respect to the Class II-A2 Swap Agreement the product of (i) LIBOR plus the Class II-A2 Margin (uncapped) and (ii) the related notional amount.

On each Distribution Date, the notional amount of the Swap Agreement will equal the lesser of (a) the certificate principal balance of the Class II-A2 Certificates immediately prior to such Distribution Date and (b) the aggregate principal balance of the Group II Mortgage Loans as of the last day of the related due period.  Any payment by the Swap Counterparty with respect to each Distribution Date will be distributed to the Class II-A2 Certificates in respect of interest on each Distribution Date.

The Swap Agreement will not cover any credit-related interest losses on the mortgage loans, Relief Act Shortfalls or Prepayment Interest Shortfalls.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Swap Default:

“Swap Default” will mean the occurrence of a Swap Event of Default, a Termination Event with respect to the Swap Agreement or an Additional Termination Event with respect to the Swap Agreement.

“Swap Event of Default” will include the following standard events of default as described in the ISDA Master Agreement:

•      “Failure to Pay or Deliver,”

•      “Bankruptcy,” and

•      “Merger without Assumption” (but only with respect to the Swap Counterparty).

“Termination Events” will consist of the following standard events under the ISDA Master Agreement:

•      “Illegality”;

•      “Tax Event”; and

•      “Tax Event Upon Merger”.

In addition, there will be “Additional Termination Events”

(a)  relating to the Trust, as specified in the Swap Agreement; and

(b) relating to the Swap Counterparty’s ratings whereby, if the Swap Counterparty’s rating falls below:

•      a short-term credit rating of “A-1” by S&P or a long-term credit rating of “A+” by S&P; or

•      a short-term credit rating of “P-1” and long-term credit rating of “A1,” or, if no short-term credit rating is available, a long-term credit rating of “Aa3,” in each case by Moody’s and, in each case, such rating is on credit watch for downgrade;

then the Swap Counterparty will be required, at its cost, to perform one or more actions, including, but not limited to:

•      furnishing a guarantee of the Swap Counterparty’s obligations under the Swap Agreement from a guarantor with a long-term credit rating greater than or equal to “A+” by S&P and “Aa3” by Moody’s;

•      post collateral securing its obligations under the Swap Agreement according to the terms of the Swap Agreement; or

•      find a substitute swap counterparty to replace the Swap Counterparty that has a short-term credit rating greater than or equal to “A-1” or a long-term credit rating greater than or equal to “A+,” in each case by S&P, a short-term credit rating greater than or equal to “P-1” and a long-term credit rating greater than or equal to “A1” or, if no short-term credit rating is available, “Aa3,” in each case by Moody’s and a short-term credit rating of “F-1” or a long-term credit rating of “A” by Fitch.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

If the credit ratings of the Swap Counterparty are downgraded to a rating level below “BBB-” by S&P, “A3” or “P-2” by Moody’s, or “A” or “F1” by Fitch, then the Swap Counterparty will be required to seek to replace itself with a substitute counterparty and may in certain circumstances be required to post collateral while such counterparty is being found.  Failure to comply with the rating downgrade provisions set out in the Swap Agreement may constitute an Additional Termination Event in respect of the Swap Counterparty.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Class II-A2 Certificate Description

1.     Interest payments from Underlying mortgage loans remitted to the LBMLT Trust, Series 2005-WL3 (the “Trust”).

2.     Trust pays the Swap Counterparty with respect to the Class II-A2 Swap Agreement: the product of (i) the lesser of LIBOR + Class II-A2 Margin and the related Net WAC Rate + swap fee and (ii) the related notional amount.  Swap Counterparty pays the Trust with respect to the Class II-A2 Swap Agreement: the product of (i) LIBOR + Class II-A2 Margin (uncapped) and (ii) the related notional amount.

3.     Pay Uncapped Interest on the Class II-A2 Certificates (from payments by the Swap Counterparty) and interest on the Class
I-A1, Class I-A2, Class II-A1 and Class II-A3 Certificates subject to the related Net WAC Rate in order of priority.

4.     Pay Interest on the Class M and Class B Certificates subject to the Subordinate Net WAC Rate in order of priority.

5.     See overcollateralization provisions below.

6.     The Swap Counterparty will receive from Excess Cashflow with respect to the Class II-A2 Swap Agreement an amount equal to the product of (x) the difference between (i) LIBOR + Class II-A2 Margin (uncapped) and (ii) the related Net WAC Rate and (y) the related notional amount.

7.     If Excess Cashflow remains, pay the Class I-A1, Class I-A2, Class II-A1, Class II-A3, Class M and Class B Certificates the Net WAC Rate Carryover Amounts in order of priority.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Overcollateralization:

Overcollateralization will be fully-funded at [3.00%] of the aggregate original principal balance of the mortgage loans as of the Cut-off Date, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [6.00%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Overcollateralization Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later of (A) the 37th Distribution Date and (B) the date that the Credit Enhancement Percentage is greater than or equal to 2x the Initial Credit Enhancement Percentage.

Credit Enhancement Percentage:

The percentage obtained by dividing the aggregate certificate principal balance of the Class M, Class B, Class C and Class P Certificates by the aggregate principal balance of the mortgage loans.  Initially, the credit enhancement percentage will be [25.35]%.

Enhancement Percentages

	Class A	Class M-1	Class M-2	Class M-3	Class M-4	Class M-5
Initially (as % of the aggregate original principal balance)
Subordination	22.35%	17.40%	12.55%	10.95%	8.55%	7.00%
Over collateralization	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
Total Enhancement	25.35%	20.40%	15.55%	13.95%	11.55%	10.00%

After Anticipated Stepdown (as % of the aggregate outstanding principal balance)
Subordination	44.70%	34.80%	25.10%	21.90%	17.10%	14.00%
Over collateralization	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%
Total Enhancement	50.70%	40.80%	31.10%	27.90%	23.10%	20.00%

	Class M-6	Class M-7	Class M-8	Class M-9	Class B-1	Class B-2
Initially (as % of the aggregate original principal balance)
Subordination	5.80%	4.25%	3.10%	2.00%	1.00%	0.00%
Over collateralization	3.00%	3.00%	3.00%	3.00%	3.00%	3.00%
Total Enhancement	8.80%	7.25%	6.10%	5.00%	4.00%	3.00%

After Anticipated Stepdown (as % of the aggregate outstanding principal balance)
Subordination	11.60%	8.50%	6.20%	4.00%	2.00%	0.00%
Over collateralization	6.00%	6.00%	6.00%	6.00%	6.00%	6.00%
Total Enhancement	17.60%	14.50%	12.20%	10.00%	8.00%	6.00%

Coupon Step-up:

On the Distribution Date after the earliest date on which the optional clean-up call can be exercised, the margin on the Class A Certificates will double and the margin on the Class M and Class B Certificates will increase by 1.5x.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Sequential Trigger Event:	A Sequential Trigger Event is in effect on any Distribution Date if cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

	Distribution Date	Percentage
	December 2005 – November 2007	[ 1.25%]
	December 2007 – November 2008	[ 1.25%] for the first month, plus an additional 1/12th of the positive difference between [1.25%] and [2.85%] for each month thereafter.

A Sequential Trigger Event is in effect on any date after the Distribution Date in [December 2008] if a Trigger Event is in effect.

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [32.00%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

	Distribution Date	Percentage
	December 2007 – November 2008	[ 1.25%] for the first month, plus an additional 1/12th of [1.60%] for each month thereafter.
	December 2008 – November 2009	[ 2.85%] for the first month, plus an additional 1/12th of [1.55%] for each month thereafter.
	December 2009 – November 2010	[ 4.40%] for the first month, plus an additional 1/12th of [1.30%] for each month thereafter.
	December 2010 – November 2011	[ 5.70%] for the first month, plus an additional 1/12th of [0.65%] for each month thereafter.
	December 2011 and thereafter	[6.45%]

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Group I Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	947,485,000	N/A	N/A	21	473,722,628	6.44%	10.23%
2	935,233,674	6.42%	10.23%	22	452,117,821	7.84%	10.23%
3	920,579,755	6.42%	10.23%	23	404,385,241	8.11%	10.23%
4	903,548,969	7.14%	10.23%	24	359,690,321	7.84%	10.23%
5	884,180,609	6.42%	10.23%	25	317,837,615	8.10%	10.23%
6	862,526,808	6.65%	10.23%	26	278,660,385	7.83%	10.23%
7	838,654,189	6.42%	10.23%	27	257,898,699	7.83%	10.23%
8	812,643,226	6.65%	10.23%	28	237,861,240	9.20%	10.23%
9	784,588,038	6.42%	10.23%	29	218,536,492	8.58%	10.23%
10	754,598,656	6.43%	10.23%	30	199,885,115	8.88%	10.23%
11	725,420,973	6.65%	10.23%	31	181,883,507	8.58%	10.23%
12	697,032,650	6.43%	10.23%	32	164,508,897	8.89%	10.23%
13	669,412,356	6.65%	10.23%	33	147,739,316	8.59%	10.23%
14	642,539,337	6.43%	10.23%	34	131,553,565	9.68%	10.23%
15	616,393,400	6.43%	10.23%	35	115,941,072	10.01%	10.23%
16	590,954,908	7.15%	10.23%	36	100,871,531	9.67%	10.23%
17	566,204,740	6.43%	10.23%	37	86,325,937	10.00%	10.23%
18	542,124,284	6.66%	10.23%	38	86,325,937	9.66%	10.23%
19	518,695,441	6.43%	10.23%	39	86,325,937	9.66%	10.23%
20	495,900,600	6.66%	10.23%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Group II Certificates Cap Contract (except for II-A2 Certificates)

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	452,902,000	NA	NA	18	144,182,770	6.50%	9.66%
2	443,624,848	6.25%	9.66%	19	126,327,211	6.28%	9.66%
3	432,509,423	6.25%	9.66%	20	108,956,195	6.50%	9.66%
4	419,574,887	6.96%	9.66%	21	92,056,597	6.28%	9.66%
5	404,850,566	6.26%	9.66%	22	75,615,642	7.77%	9.66%
6	388,377,589	6.48%	9.66%	23	49,559,000	8.05%	9.66%
7	370,205,448	6.26%	9.66%	24	49,559,000	7.78%	9.66%
8	350,395,466	6.48%	9.66%	25	49,559,000	8.05%	9.66%
9	329,019,466	6.26%	9.66%	26	49,559,000	7.78%	9.66%
10	306,172,699	6.26%	9.66%	27	49,559,000	7.78%	9.66%
11	283,921,308	6.49%	9.66%	28	49,559,000	9.21%	9.66%
12	262,274,317	6.27%	9.66%	29	49,559,000	8.60%	9.66%
13	241,214,575	6.49%	9.66%	30	49,559,000	8.90%	9.66%
14	220,726,177	6.27%	9.66%	31	49,559,000	8.60%	9.66%
15	200,793,646	6.27%	9.66%	32	49,559,000	8.91%	9.66%
16	181,401,926	6.98%	9.66%	33	49,559,000	8.61%	9.66%
17	162,536,365	6.28%	9.66%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Class M and Class B Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	499,358,000	N/A	N/A	18	499,358,000	6.04%	8.67%
2	499,358,000	5.81%	8.67%	19	499,358,000	5.82%	8.67%
3	499,358,000	5.81%	8.67%	20	499,358,000	6.04%	8.67%
4	499,358,000	6.52%	8.67%	21	499,358,000	5.82%	8.67%
5	499,358,000	5.81%	8.67%	22	499,358,000	7.26%	8.67%
6	499,358,000	6.03%	8.67%	23	499,358,000	7.53%	8.67%
7	499,358,000	5.81%	8.67%	24	499,358,000	7.26%	8.67%
8	499,358,000	6.03%	8.67%	25	499,358,000	7.53%	8.67%
9	499,358,000	5.81%	8.67%	26	499,358,000	7.25%	8.67%
10	499,358,000	5.81%	8.67%	27	499,358,000	7.25%	8.67%
11	499,358,000	6.04%	8.67%	28	499,358,000	8.65%	8.67%
12	499,358,000	5.82%	8.67%	29	499,358,000	8.04%	8.67%
13	499,358,000	6.04%	8.67%	30	499,358,000	8.33%	8.67%
14	499,358,000	5.82%	8.67%	31	499,358,000	8.03%	8.67%
15	499,358,000	5.82%	8.67%	32	499,358,000	8.37%	8.67%
16	499,358,000	6.53%	8.67%	33	499,358,000	8.07%	8.67%
17	499,358,000	5.82%	8.67%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Bond Sensitivity Tables

To Call

Class I-A1

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	3.98	2.34	1.88	1.18	1.05	0.94
Mod Durn	3.42	2.15	1.76	1.13	1.01	0.91
Principal Window	1 - 146	1 - 84	1 - 70	1 - 26	1 - 24	1 - 23

Class I-A2

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	3.98	2.34	1.88	1.18	1.05	0.94
Mod Durn	3.42	2.14	1.75	1.13	1.01	0.90
Principal Window	1 - 146	1 - 84	1 - 70	1 - 26	1 - 24	1 - 23

Class II-A1

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	1.66	1.13	1.00	0.71	0.63	0.56
Mod Durn	1.58	1.09	0.97	0.69	0.61	0.55
Principal Window	1 - 38	1 - 24	1 - 22	1 - 16	1 - 13	1 - 12

Class II-A2

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	5.91	3.28	2.44	1.71	1.52	1.33
Mod Durn	5.10	3.01	2.30	1.64	1.46	1.28
Principal Window	38 - 142	24 - 82	22 - 68	16 - 24	13 - 23	12 - 21

Class II-A3

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	12.14	6.98	5.81	2.06	1.91	1.82
Mod Durn	9.30	5.95	5.08	1.95	1.82	1.73
Principal Window	142 - 146	82 - 84	68 - 70	24 - 26	23 - 24	21 - 22

* Percentage of Pricing Speed

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Class M-1

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.02	4.95	4.91	3.22	2.22	2.00
Mod Durn	6.54	4.37	4.36	2.97	2.09	1.89
Principal Window	47 - 146	44 - 84	50 - 70	26 - 42	24 - 34	23 - 30

Class M-2

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.02	4.85	4.51	3.40	2.82	2.49
Mod Durn	6.54	4.28	4.03	3.12	2.63	2.33
Principal Window	47 - 146	41 - 84	45 - 70	37 - 42	34 - 34	30 - 30

Class M-3

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.02	4.81	4.36	3.12	2.79	2.49
Mod Durn	6.53	4.24	3.91	2.88	2.60	2.33
Principal Window	47 - 146	40 - 84	43 - 70	35 - 42	32 - 34	30 - 30

Class M-4

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.02	4.79	4.29	2.99	2.62	2.38
Mod Durn	6.49	4.21	3.84	2.76	2.45	2.23
Principal Window	47 - 146	39 - 84	42 - 70	33 - 42	30 - 34	27 - 30

Class M-5

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.02	4.76	4.24	2.89	2.50	2.27
Mod Durn	6.48	4.19	3.79	2.67	2.34	2.14
Principal Window	47 - 146	39 - 84	41 - 70	32 - 42	28 - 34	26 - 30

* Percentage of Pricing Speed

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Class M-6

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.02	4.76	4.21	2.83	2.44	2.22
Mod Durn	6.46	4.18	3.76	2.62	2.28	2.09
Principal Window	47 - 146	39 - 84	40 - 70	31 - 42	27 - 34	25 - 30

Class M-7

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.02	4.75	4.19	2.78	2.38	2.17
Mod Durn	6.26	4.08	3.67	2.54	2.21	2.02
Principal Window	47 - 146	38 - 84	39 - 70	30 - 42	26 - 34	25 - 30

Class M-8

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.02	4.74	4.16	2.74	2.33	2.17
Mod Durn	6.22	4.06	3.64	2.50	2.15	2.02
Principal Window	47 - 146	38 - 84	39 - 70	29 - 42	26 - 34	25 - 30

Class M-9

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.02	4.74	4.15	2.72	2.30	2.16
Mod Durn	6.09	4.01	3.58	2.46	2.12	1.99
Principal Window	47 - 146	38 - 84	38 - 70	29 - 42	25 - 34	24 - 30

Class B-1

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.02	4.73	4.13	2.68	2.28	2.12
Mod Durn	5.96	3.94	3.52	2.41	2.07	1.94
Principal Window	47 - 146	37 - 84	38 - 70	28 - 42	25 - 34	24 - 30

* Percentage of Pricing Speed

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Class B-2

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.02	4.72	4.13	2.67	2.28	2.12
Mod Durn	5.96	3.93	3.52	2.40	2.07	1.94
Principal Window	47 - 146	37 - 84	38 - 70	28 - 42	25 - 34	24 - 30

* Percentage of Pricing Speed

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Bond Sensitivity Tables

To Maturity

Class I-A1

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	4.27	2.53	2.03	1.18	1.05	0.94
Mod Durn	3.57	2.27	1.86	1.13	1.01	0.91
Principal Window	1 - 306	1 - 190	1 - 159	1 - 26	1 - 24	1 - 23

Class I-A2

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	4.27	2.53	2.03	1.18	1.05	0.94
Mod Durn	3.57	2.26	1.86	1.13	1.01	0.90
Principal Window	1 - 306	1 - 190	1 - 159	1 - 26	1 - 24	1 - 23

Class II-A1

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	1.66	1.13	1.00	0.71	0.63	0.56
Mod Durn	1.58	1.09	0.97	0.69	0.61	0.55
Principal Window	1 - 38	1 - 24	1 - 22	1 - 16	1 - 13	1 - 12

Class II-A2

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	5.91	3.28	2.44	1.71	1.52	1.33
Mod Durn	5.10	3.01	2.30	1.64	1.46	1.28
Principal Window	38 - 142	24 - 82	22 - 68	16 - 24	13 - 23	12 - 21

Class II-A3

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	16.30	9.49	7.89	2.06	1.91	1.82
Mod Durn	11.34	7.60	6.54	1.95	1.82	1.73
Principal Window	142 - 305	82 - 187	68 - 156	24 - 26	23 - 24	21 - 22

* Percentage of Pricing Speed

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Class M-1

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.87	5.47	5.33	4.70	2.91	2.37
Mod Durn	6.96	4.71	4.66	4.15	2.66	2.21
Principal Window	47 - 275	44 - 166	50 - 139	26 - 95	24 - 77	23 - 64

Class M-2

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.84	5.34	4.92	3.73	3.57	3.26
Mod Durn	6.94	4.61	4.32	3.40	3.26	3.00
Principal Window	47 - 264	41 - 157	45 - 131	37 - 78	35 - 63	32 - 53

Class M-3

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.82	5.29	4.76	3.35	2.98	2.68
Mod Durn	6.92	4.56	4.19	3.07	2.76	2.50
Principal Window	47 - 250	40 - 148	43 - 123	35 - 74	32 - 59	30 - 50

Class M-4

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.79	5.25	4.68	3.21	2.80	2.52
Mod Durn	6.87	4.52	4.11	2.94	2.60	2.36
Principal Window	47 - 244	39 - 144	42 - 120	33 - 72	30 - 58	27 - 49

Class M-5

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.76	5.21	4.61	3.10	2.67	2.41
Mod Durn	6.84	4.48	4.05	2.85	2.48	2.25
Principal Window	47 - 234	39 - 137	41 - 114	32 - 68	28 - 55	26 - 47

* Percentage of Pricing Speed

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Class M-6

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.73	5.19	4.56	3.03	2.60	2.35
Mod Durn	6.81	4.46	4.01	2.78	2.42	2.20
Principal Window	47 - 226	39 - 132	40 - 110	31 - 66	27 - 53	25 - 45

Class M-7

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.69	5.14	4.51	2.97	2.53	2.29
Mod Durn	6.56	4.33	3.89	2.69	2.33	2.12
Principal Window	47 - 219	38 - 128	39 - 106	30 - 63	26 - 51	25 - 44

Class M-8

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.63	5.10	4.46	2.91	2.47	2.28
Mod Durn	6.49	4.28	3.84	2.64	2.27	2.11
Principal Window	47 - 208	38 - 121	39 - 101	29 - 60	26 - 48	25 - 41

Class M-9

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.56	5.06	4.41	2.87	2.42	2.25
Mod Durn	6.33	4.20	3.76	2.58	2.21	2.07
Principal Window	47 - 198	38 - 115	38 - 96	29 - 57	25 - 46	24 - 39

Class B-1

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.45	4.98	4.33	2.80	2.37	2.19
Mod Durn	6.14	4.09	3.66	2.50	2.15	2.00
Principal Window	47 - 186	37 - 108	38 - 90	28 - 53	25 - 43	24 - 37

Class B-2

Fixed	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
ARMs	50% PS*	85% PS*	100% PS*	150% PS*	175% PS*	200% PS*
WAL	8.29	4.88	4.26	2.74	2.33	2.16
Mod Durn	6.08	4.03	3.61	2.46	2.12	1.98
Principal Window	47 - 173	37 - 100	38 - 83	28 - 50	25 - 40	24 - 35

* Percentage of Pricing Speed

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Excess Spread (1) (2)

Period	Static LIBOR (%)	Forward LIBOR (%)	Period	Static LIBOR (%)	Forward LIBOR (%)
1	3.29	3.29	36	4.37	3.93
2	2.38	2.10	37	4.51	4.12
3	2.38	2.09	38	4.20	3.77
4	2.82	2.42	39	4.25	3.83
5	2.39	1.79	40	4.73	4.38
6	2.53	1.87	41	4.30	3.89
7	2.39	1.67	42	4.45	4.08
8	2.53	1.79	43	4.31	3.92
9	2.38	1.57	44	4.46	4.10
10	2.38	1.60	45	4.31	3.94
11	2.53	1.71	46	4.31	3.92
12	2.39	1.60	47	4.46	4.09
13	2.53	1.77	48	4.31	3.92
14	2.38	1.59	49	4.46	4.08
15	2.38	1.58	50	4.31	3.90
16	2.82	2.06	51	4.31	3.89
17	2.38	1.56	52	4.75	4.45
18	2.52	1.71	53	4.31	3.92
19	2.37	1.54	54	4.46	4.08
20	2.52	1.69	55	4.31	3.89
21	2.37	1.52	56	4.45	4.05
22	3.79	2.96	57	4.31	3.87
23	3.92	3.12	58	4.33	3.95
24	3.77	2.93	59	4.48	4.11
25	3.91	3.09	60	4.33	3.92
26	3.76	2.90	61	4.48	4.08
27	3.76	2.89	62	4.33	3.89
28	4.31	3.81	63	4.33	3.88
29	4.01	3.45	64	4.76	4.46
30	4.15	3.62	65	4.32	3.91
31	4.01	3.45	66	4.46	4.07
32	4.19	3.67	67	4.31	3.88
33	4.04	3.50	68	4.46	4.05
34	4.38	3.90	69	4.31	3.86
35	4.52	4.09	70	4.30	3.88

(1)   Assumes the pricing speed.

(2)   Calculated as (a) interest collections on the collateral (net of the Servicing Fee, Cap Fees and net swap payments), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Group I Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	N/A	36	10.50
2	10.50	37	10.50
3	10.50	38	10.50
4	10.50	39	10.50
5	10.50	40	11.93
6	10.50	41	10.77
7	10.50	42	11.12
8	10.50	43	10.76
9	10.50	44	11.11
10	10.50	45	10.75
11	10.50	46	11.59
12	10.50	47	11.97
13	10.50	48	11.57
14	10.50	49	11.95
15	10.50	50	11.56
16	10.50	51	11.55
17	10.50	52	13.04
18	10.50	53	11.77
19	10.50	54	12.15
20	10.50	55	11.75
21	10.50	56	12.13
22	10.50	57	11.73
23	10.50	58	11.76
24	10.50	59	12.14
25	10.50	60	11.74
26	10.50	61	12.13
27	10.50	62	11.73
28	10.50	63	11.72
29	10.50	64	12.97
30	10.50	65	11.71
31	10.50	66	12.09
32	10.50	67	11.69
33	10.50	68	12.07
34	10.50	69	11.67
35	10.50	70	11.68

(1)   Assumes one-month and six-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all net swap payments and cap payments received. Assumes 1 month and 6 month LIBOR equal 20%.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Group II Effective Available Funds Cap (“AFC”) (excluding II-A2)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	N/A	36	10.00
2	10.00	37	10.34
3	10.00	38	10.00
4	10.00	39	10.00
5	10.00	40	12.05
6	10.00	41	10.88
7	10.00	42	11.23
8	10.00	43	10.87
9	10.00	44	11.23
10	10.00	45	10.86
11	10.00	46	11.74
12	10.00	47	12.12
13	10.00	48	11.73
14	10.00	49	12.11
15	10.00	50	11.71
16	10.00	51	11.71
17	10.00	52	13.21
18	10.00	53	11.93
19	10.00	54	12.32
20	10.00	55	11.91
21	10.00	56	12.30
22	10.00	57	11.90
23	10.00	58	11.91
24	10.00	59	12.31
25	10.00	60	11.91
26	10.00	61	12.30
27	10.00	62	11.90
28	10.00	63	11.89
29	10.00	64	13.17
30	10.00	65	11.89
31	10.00	66	12.28
32	10.00	67	11.88
33	10.00	68	12.27
34	10.00	69	11.87
35	10.34	70	11.87

(1)   Assumes one-month and six-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all net swap payments and cap payments received. Assumes 1 month and 6 month LIBOR equal 20%.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Class M and Class B Effective Available Funds Cap (“AFC”)

Period	AFC (%) (1)	Period	AFC (%) (1)
1	N/A	36	9.97
2	9.50	37	10.30
3	9.50	38	9.96
4	9.50	39	9.96
5	9.50	40	11.98
6	9.50	41	10.82
7	9.50	42	11.17
8	9.50	43	10.81
9	9.50	44	11.16
10	9.50	45	10.80
11	9.50	46	11.65
12	9.50	47	12.03
13	9.50	48	11.64
14	9.50	49	12.02
15	9.50	50	11.63
16	9.50	51	11.62
17	9.50	52	13.11
18	9.50	53	11.83
19	9.50	54	12.22
20	9.50	55	11.82
21	9.50	56	12.21
22	9.50	57	11.81
23	9.50	58	11.83
24	9.50	59	12.22
25	9.50	60	11.81
26	9.50	61	12.20
27	9.50	62	11.80
28	9.50	63	11.79
29	9.50	64	13.06
30	9.50	65	11.79
31	9.50	66	12.17
32	9.50	67	11.77
33	9.50	68	12.16
34	9.97	69	11.76
35	10.30	70	11.76

(1)   Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all net swap payments and cap payments received. Assumes 1 month and 6 month LIBOR equal 20%.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 115% PPC for Fixed Rate Mortgages and

100% PPC for Adjustable Rate Mortgages,

(2) 40% loss severity, 50% loss severity, 60% loss severity,

(3) 12 month lag from default to loss,

(4) no overcollateralization stepdown, and

(5) trigger events are always in effect.

(6) Includes net swap payments received.

(7) 90% CPR cap on Adjustable Rate Mortgages and Fixed Rate Mortgages.

	Forward LIBOR
	40% Loss Severity		50% Loss Severity		60% Loss Severity
	CDR Break%	Cum Loss%	CDR Break%	Cum Loss%	CDR Break%	Cum Loss%
Class M-1	34.7	22.91	25.4	23.50	20.0	23.89
Class M-2	25.0	18.60	18.8	19.03	15.1	19.37
Class M-3	22.3	17.20	16.9	17.58	13.6	17.85
Class M-4	18.4	14.99	14.2	15.38	11.5	15.60
Class M-5	16.2	13.62	12.5	13.90	10.2	14.13
Class M-6	14.5	12.51	11.3	12.81	9.2	12.95
Class M-7	12.3	10.98	9.7	11.29	8.0	11.49
Class M-8	10.8	9.87	8.5	10.09	7.0	10.23
Class M-9	9.4	8.79	7.4	8.95	6.2	9.19
Class B-1	8.2	7.83	6.5	7.98	5.4	8.12
Class B-2	7.3	7.08	5.9	7.32	4.9	7.43

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

MORTGAGE LOANS

The mortgage loans primarily consist of closed-end, first lien, fixed and adjustable rate home equity loans described herein.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the mortgage loans presented below is based on a statistical pool of loans originated through [August 2005].  The final pool will be approximately $[2,300,000,000] (+/-10%) and the characteristics noted below are representative of the final pool, but subject to variances based on final delivery.  None of the mortgage loans in the final pool will have a FICO score below 500, a LTV/CLTV greater than 100.00% or a DTI ratio greater than 100.00%.  The final numbers will be found in the prospectus supplement.

LBMLT 2005-WL3 Collateral Summary

Characteristics	Total Collateral Summary	ARM Collateral Summary	Fixed Collateral Summary	Interest Only Collateral Summary	Silent Second Collateral Summary	40 Year Collateral Summary
Current Balance	$2,234,267,871	$2,104,832,385	$129,435,486	$368,528,019	$1,030,531,895	$927,252,461
Number of Loans	9,770	8,958	812	1,175	4,401	3,222
Average Current Balance	$228,687	$234,967	$159,403	$313,641	$234,159	$287,788
Interest Only Loans	16.49%	17.51%	0.00%	100.00%	22.65%	0.00%
Fixed Rate Loans	5.79%	0.00%	100.00%	0.00%	3.47%	2.30%
Adjustable Rate Loans	94.21%	100.00%	0.00%	100.00%	96.53%	97.70%
W.A. Coupon	7.410%	7.399%	7.587%	6.729%	7.046%	7.255%
W.A. Margin	5.071%	5.071%	0.000%	5.002%	5.007%	5.025%
W.A. Maximum Rate	13.399%	13.399%	0.000%	12.729%	13.028%	13.254%
W.A. Initial Rate Adjustment Cap	1.962%	1.962%	0.000%	1.272%	1.896%	2.103%
W.A. Periodic Rate Adjustment Cap	1.000%	1.000%	0.000%	1.000%	1.000%	1.000%
W.A. Original LTV	82.75%	82.93%	79.85%	80.30%	80.74%	82.90%
W.A. Combined LTV	91.33%	91.74%	84.73%	92.66%	99.33%	93.02%
W.A. Original Term	409	412	373	360	418	480
W.A. Remaining Term	406	409	370	357	415	477
Non-Zero W.A. FICO	641	641	638	667	659	649
W.A. DTI Ratio	40.38%	40.53%	37.98%	41.95%	42.01%	41.28%
Owner Occupied	82.18%	82.18%	82.14%	91.68%	93.88%	83.83%
Prepayment Penalty Percentage	67.50%	67.19%	72.61%	76.23%	71.21%	72.42%
First Lien Percentage	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%
Second Lien Percentage	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Silent Second Percentage	46.12%	47.26%	27.62%	63.33%	100.00%	53.50%
W.A. CLTV of Silent Seconds	99.33%	99.34%	98.93%	99.46%	99.33%	99.34%
Non-Full Doc Percentage	53.18%	54.34%	34.16%	42.51%	61.31%	63.32%
40 Year Loan Percentage	41.50%	43.04%	16.50%	0.00%	48.14%	100.00%
Top 5 States	CA (37.50)%	CA (38.68)%	CA (18.18)%	CA (56.50)%	CA (41.73)%	CA (51.75)%
	FL (8.83)%	FL (8.68)%	TX (15.23)%	FL (8.89)%	FL (7.39)%	FL (7.31)%
	IL (6.74)%	IL (6.77)%	FL (11.34)%	MD (4.78)%	IL (6.96)%	IL (4.80)%
	TX (4.22)%	MD (4.14)%	IL (6.24)%	NY (4.09)%	TX (4.58)%	WA (4.32)%
	MD (4.02)%	NJ (4.03)%	NY (5.36)%	VA (3.54)%	VA (3.79)%	VA (3.66)%
Conforming By Balance Percentage	63.31%	62.55%	75.68%	52.95%	61.97%	55.46%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

LBMLT 2005-WL3 Collateral Summary (Cont’d)

Characteristics	Total Collateral Summary	Group I Collateral Summary	Group II Collateral Summary
Current Balance	$2,234,267,871	$1,269,236,277	$965,031,595
Number of Loans	9,770	7,230	2,540
Average Current Balance	$228,687	$175,551	$379,934
Interest Only Loans	16.49%	15.36%	17.99%
Fixed Rate Loans	5.79%	6.83%	4.43%
Adjustable Rate Loans	94.21%	93.17%	95.57%
W.A. Coupon	7.410%	7.448%	7.360%
W.A. Margin	5.071%	5.068%	5.074%
W.A. Maximum Rate	13.399%	13.433%	13.356%
W.A. Initial Rate Adjustment Cap	1.962%	1.999%	1.915%
W.A. Periodic Rate Adjustment Cap	1.000%	1.000%	1.000%
W.A. Original LTV	82.75%	82.90%	82.56%
W.A. Combined LTV	91.33%	92.04%	90.40%
W.A. Original Term	409	405	415
W.A. Remaining Term	406	402	412
Non-Zero W.A. FICO	641	641	641
W.A. DTI Ratio	40.38%	39.88%	41.04%
Owner Occupied	82.18%	79.45%	85.77%
Prepayment Penalty Percentage	67.50%	66.79%	68.44%
First Lien Percentage	100.00%	100.00%	100.00%
Second Lien Percentage	0.00%	0.00%	0.00%
Silent Second Percentage	46.12%	48.71%	42.72%
W.A. CLTV of Silent Seconds	99.33%	99.57%	98.96%
Non-Full Doc Percentage	53.18%	51.59%	55.26%
40 Year Loan Percentage	41.50%	37.85%	46.30%
Top 5 States	CA (37.50)%	CA (27.95)%	CA (50.06)%
	FL (8.83)%	FL (10.51)%	FL (6.64)%
	IL (6.74)%	IL (8.21)%	IL (4.81)%
	TX (4.22)%	NJ (4.87)%	MD (4.35)%
	MD (4.02)%	TX (4.74)%	VA (3.97)%
Conforming By Balance Percentage	63.31%	100.00%	15.04%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Eight sets of tables follow.

The first set of tables is the Total Collateral.

The second set of tables is the Adjustable Rate Collateral.

The third set of tables is the Fixed Rate Collateral.

The fourth set of tables is the Interest Only Collateral.

The fifth set of tables is the Silent Second Collateral.

The sixth set of tables is the 40 Year Collateral.

The seventh set of tables is the Group I Collateral.

The eighth set of tables is the Group II Collateral.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	11	$241,200.00	0.01%	602	59.46%	9.320%	71.97%
25,001 - 50,000	436	18,186,822.00	0.81	626	85.99	9.270	46.91
50,001 - 75,000	810	51,060,512.00	2.28	629	86.50	8.969	48.41
75,001 - 100,000	945	81,957,759.50	3.67	625	85.56	8.140	61.86
100,001 - 125,000	892	100,636,275.00	4.50	624	84.78	8.015	73.50
125,001 - 150,000	857	117,952,970.60	5.27	629	83.99	7.885	74.44
150,001 - 175,000	734	119,011,987.00	5.32	629	83.42	7.590	80.50
175,001 - 200,000	646	121,377,458.50	5.43	634	82.45	7.427	82.42
200,001 - 250,000	1,068	240,832,800.59	10.77	633	82.93	7.452	83.69
250,001 - 300,000	910	249,851,904.20	11.17	642	82.85	7.193	82.91
300,001 - 400,000	1,191	412,410,151.00	18.44	647	82.61	7.140	85.27
400,001 - 500,000	507	225,503,997.16	10.08	656	82.98	7.056	84.45
500,001 - 600,000	320	175,374,586.50	7.84	644	82.96	7.192	90.28
600,001 - 700,000	233	151,881,218.00	6.79	654	81.92	7.138	89.38
700,001 or Greater	210	169,903,451.00	7.60	644	77.84	7.416	88.93
Total:	9,770	$2,236,183,093.05	100.00%	641	82.75%	7.410%	82.18%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
1 - 25,000	11	$240,511.39	0.01%	602	59.46%	9.320%	71.97%
25,001 - 50,000	437	18,214,133.67	0.82	626	86.00	9.273	46.78
50,001 - 75,000	810	51,039,289.34	2.28	629	86.49	8.963	48.53
75,001 - 100,000	944	81,803,452.77	3.66	625	85.57	8.141	61.83
100,001 - 125,000	892	100,545,517.47	4.50	624	84.78	8.015	73.50
125,001 - 150,000	858	117,995,244.15	5.28	629	84.01	7.886	74.48
150,001 - 175,000	734	118,925,086.47	5.32	629	83.40	7.590	80.51
175,001 - 200,000	646	121,276,407.25	5.43	634	82.47	7.424	82.42
200,001 - 250,000	1,068	240,694,322.48	10.77	633	82.90	7.453	83.70
250,001 - 300,000	909	249,410,356.13	11.16	642	82.86	7.192	82.89
300,001 - 400,000	1,192	412,493,418.77	18.46	647	82.62	7.139	85.28
400,001 - 500,000	507	225,466,245.10	10.09	656	82.96	7.057	84.46
500,001 - 600,000	320	175,298,358.46	7.85	645	82.98	7.196	89.96
600,001 - 700,000	232	151,072,798.47	6.76	653	81.91	7.135	89.71
700,001 or Greater	210	169,792,729.46	7.60	644	77.84	7.416	88.93
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

TOTAL COLLATERAL

FICO SCORES

FICO Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
451 - 475	3	$883,157.71	0.04%	473	83.76%	8.086%	100.00%
476 - 500	17	3,532,158.21	0.16	497	78.98	8.700	97.03
501 - 525	281	59,130,418.42	2.65	513	76.00	8.568	96.22
526 - 550	357	71,528,803.13	3.20	539	79.02	8.243	93.88
551 - 575	790	157,090,989.23	7.03	565	83.85	8.092	93.01
576 - 600	1,237	232,701,316.33	10.42	588	83.79	7.607	89.46
601 - 625	1,605	353,179,753.88	15.81	614	83.27	7.305	86.59
626 - 650	1,788	406,751,734.47	18.21	638	82.96	7.371	79.81
651 - 675	1,345	330,807,747.31	14.81	662	82.66	7.233	79.40
676 - 700	1,086	288,192,858.92	12.90	687	82.47	7.102	76.67
701 - 725	623	155,879,254.56	6.98	712	83.21	7.196	70.11
726 - 750	359	98,214,603.80	4.40	737	83.15	7.114	75.66
751 - 775	180	50,616,581.22	2.27	762	83.10	7.058	74.17
776 - 800	78	21,166,885.22	0.95	786	81.95	7.067	72.85
801 - 825	21	4,591,608.97	0.21	806	83.30	7.754	63.03
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
121 - 180	38	$4,567,140.38	0.20%	621	73.27%	7.439%	93.91%
181 - 240	5	544,134.18	0.02	582	95.34	9.315	100.00
301 - 360	6,505	1,301,904,135.68	58.27	635	82.68	7.520	80.96
421 - 480	3,222	927,252,461.14	41.50	649	82.90	7.255	83.83
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
180 or Less	38	$4,567,140.38	0.20%	621	73.27%	7.439%	93.91%
181 - 348	8	1,579,239.86	0.07	619	84.89	7.251	100.00
349 - 360	6,502	1,300,869,030.00	58.22	635	82.68	7.521	80.94
421 - 480	3,222	927,252,461.14	41.50	649	82.90	7.255	83.83
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

TOTAL COLLATERAL

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
Single Family	6,948	$1,523,897,434.16	68.21%	638	82.71%	7.425%	84.96%
PUD	1,173	317,530,102.08	14.21	634	82.07	7.271	90.46
2 - 4 Units	883	229,589,588.10	10.28	662	83.70	7.552	55.87
Condominium	739	159,782,119.83	7.15	651	83.25	7.329	77.28
Townhouse	27	3,468,627.21	0.16	629	81.39	7.912	71.80
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
Owner-Occupied	7,365	$1,836,149,266.61	82.18%	636	81.82%	7.250%	100.00%
Investment Prop.	2,208	345,704,101.23	15.47	663	87.10	8.253	0.00
Second Home	197	52,414,503.54	2.35	662	86.66	7.453	0.00
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
Purchase	6,340	$1,369,351,184.12	61.29%	656	83.60%	7.392%	79.84%
Refi – Cash Out	3,142	795,169,261.05	35.59	616	81.21	7.432	85.72
Refi – Rate/Term	288	69,747,426.21	3.12	618	83.65	7.513	87.91
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

TOTAL COLLATERAL

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to- Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
50.00 or Less	95	$15,401,116.82	0.69%	595	42.48%	7.210%	82.65%
50.01 - 60.00	92	22,865,666.68	1.02	618	55.46	6.904	86.81
60.01 - 70.00	326	89,200,536.39	3.99	602	66.53	7.119	90.35
70.01 - 80.00	4,747	1,229,009,985.19	55.01	647	79.56	6.993	96.50
80.01 - 90.00	3,315	663,644,785.32	29.70	644	88.51	7.919	50.86
90.01 - 100.00	1,195	214,145,780.98	9.58	616	95.80	8.418	93.10
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
Alabama	61	$6,345,902.59	0.28%	604	82.18%	8.387%	83.51%
Alaska	37	7,997,138.13	0.36	660	85.45	7.375	89.69
Arizona	162	32,144,096.76	1.44	625	83.01	7.464	78.74
Arkansas	44	4,532,741.12	0.20	602	92.13	8.758	80.37
California	2,321	837,740,859.06	37.50	649	80.83	7.047	87.43
Colorado	220	45,054,997.61	2.02	631	82.45	7.248	86.01
Connecticut	60	11,501,423.08	0.51	622	84.74	7.754	67.96
Delaware	5	793,309.32	0.04	584	88.21	8.131	100.00
Florida	942	197,390,038.63	8.83	641	83.34	7.545	75.05
Georgia	337	55,595,752.55	2.49	629	86.67	8.042	67.91
Hawaii	21	10,034,472.69	0.45	650	81.33	6.542	89.09
Idaho	9	1,585,334.08	0.07	617	84.69	7.924	83.24
Illinois	721	150,595,027.78	6.74	644	84.38	7.589	79.59
Indiana	135	11,223,181.53	0.50	620	87.93	8.353	62.11
Iowa	29	2,643,635.86	0.12	595	86.39	8.585	90.49
Kansas	26	2,619,940.78	0.12	632	88.99	8.202	64.00
Kentucky	22	2,050,714.44	0.09	615	86.69	8.281	69.01
Louisiana	14	1,423,128.99	0.06	636	86.67	8.241	85.53
Maine	9	1,646,982.62	0.07	634	84.95	7.736	64.11
Maryland	357	89,821,506.10	4.02	641	82.03	7.222	87.63
Massachusetts	158	47,793,349.75	2.14	652	83.40	7.480	81.85
Michigan	408	46,328,659.40	2.07	631	87.24	8.203	61.66
Minnesota	92	18,610,174.80	0.83	616	83.07	7.788	77.09
Missouri	120	10,532,813.70	0.47	630	88.73	8.648	46.79
Montana	13	2,308,736.42	0.10	642	83.72	7.519	76.23

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

TOTAL COLLATERAL

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
Nebraska	52	5,147,929.07	0.23	620	85.26	8.456	74.53
Nevada	90	25,386,469.63	1.14	631	81.57	7.170	86.05
New Hampshire	21	4,312,677.28	0.19	636	82.74	7.464	73.66
New Jersey	314	89,244,323.00	3.99	644	84.56	7.654	78.59
New Mexico	20	2,046,948.92	0.09	615	85.27	7.939	80.56
New York	201	72,848,025.53	3.26	664	82.12	7.242	80.54
North Carolina	138	15,202,539.84	0.68	615	87.57	8.219	70.70
North Dakota	2	214,977.36	0.01	637	80.00	7.941	100.00
Ohio	222	22,983,578.74	1.03	624	90.53	8.492	51.57
Oklahoma	72	5,310,395.95	0.24	612	86.62	8.579	74.11
Oregon	157	33,704,614.04	1.51	638	83.49	7.181	89.51
Pennsylvania	229	25,596,042.30	1.15	617	86.15	8.130	72.74
Rhode Island	41	10,701,829.14	0.48	636	83.97	7.618	71.72
South Carolina	59	8,040,136.88	0.36	620	87.24	8.401	71.92
South Dakota	4	465,627.37	0.02	600	84.58	8.073	100.00
Tennessee	260	28,388,278.19	1.27	620	87.36	8.208	79.50
Texas	737	94,276,497.74	4.22	619	82.05	8.083	84.60
Utah	76	15,128,710.96	0.68	645	85.13	7.746	66.36
Vermont	6	811,012.71	0.04	627	85.63	7.803	80.68
Washington	354	78,089,310.37	3.50	630	83.20	7.191	86.64
Virginia	241	72,221,132.74	3.23	641	81.36	7.285	93.14
West Virginia	14	1,776,415.59	0.08	621	87.35	7.862	100.00
Wisconsin	95	10,969,576.60	0.49	609	85.25	8.212	77.10
Wyoming	9	1,650,903.69	0.07	645	84.55	7.347	87.14
Washington DC	33	11,435,999.95	0.51	629	83.26	7.370	72.94
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

Number of States Represented: 49 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
Stated Doc	4,471	$1,125,632,061.50	50.38%	664	82.41%	7.582%	78.28%
Full Doc	5,059	1,046,181,610.78	46.82	618	83.05	7.226	85.91
Limited Doc	240	62,454,199.10	2.80	616	84.01	7.384	89.99
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

TOTAL COLLATERAL

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
5.001 - 5.500	59	$21,437,066.56	0.96%	658	75.45%	5.406%	97.83%
5.501 - 6.000	376	122,458,023.77	5.48	654	78.21	5.825	97.45
6.001 - 6.500	959	290,496,883.60	13.00	655	78.81	6.304	97.40
6.501 - 7.000	1,619	445,563,760.36	19.94	655	80.49	6.776	94.11
7.001 - 7.500	1,556	411,099,871.60	18.40	652	81.88	7.277	87.74
7.501 - 8.000	1,595	386,562,237.85	17.30	637	83.94	7.766	75.31
8.001 - 8.500	1,190	233,034,716.22	10.43	625	86.55	8.279	61.62
8.501 - 9.000	1,086	175,483,596.82	7.85	613	88.58	8.749	61.82
9.001 - 9.500	637	82,243,732.98	3.68	601	89.34	9.250	58.88
9.501 - 10.000	392	42,960,520.34	1.92	585	88.19	9.718	65.57
10.001 - 10.500	166	14,513,952.82	0.65	589	85.79	10.233	61.90
10.501 - 11.000	99	6,528,439.26	0.29	615	88.50	10.717	50.15
11.001 - 11.500	26	1,217,980.50	0.05	613	90.98	11.221	36.17
11.501 - 12.000	6	299,833.92	0.01	604	87.03	11.710	54.07
12.001 - 12.500	4	367,254.78	0.02	552	73.66	12.224	60.34
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

TOTAL COLLATERAL

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
Fixed Rate Loans	812	$129,435,485.99	5.79%	638	79.85%	7.587%	82.14%
11.001 - 11.500	59	21,437,066.56	0.96	658	75.45	5.406	97.83
11.501 - 12.000	375	122,088,300.77	5.46	654	78.21	5.825	97.44
12.001 - 12.500	865	261,793,043.53	11.72	655	79.36	6.304	97.34
12.501 - 13.000	1,518	422,761,800.83	18.92	656	80.69	6.776	94.33
13.001 - 13.500	1,456	393,772,148.21	17.62	653	81.98	7.275	87.55
13.501 - 14.000	1,466	364,568,433.44	16.32	637	84.09	7.767	75.30
14.001 - 14.500	1,105	221,796,967.22	9.93	624	86.67	8.279	61.14
14.501 - 15.000	983	163,888,242.93	7.34	611	88.70	8.749	61.82
15.001 - 15.500	591	78,298,742.26	3.50	600	89.37	9.250	58.44
15.501 - 16.000	328	36,949,508.55	1.65	585	88.84	9.712	63.91
16.001 - 16.500	135	11,969,168.79	0.54	588	87.27	10.243	60.07
16.501 - 17.000	57	4,430,699.05	0.20	588	88.67	10.726	62.05
17.001 - 17.500	12	541,637.48	0.02	578	91.85	11.236	74.41
17.501 - 18.000	5	280,039.66	0.01	605	91.77	11.693	50.83
18.001 - 18.500	3	256,586.11	0.01	511	66.61	12.299	86.36
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
Fixed Rate Loans	812	$129,435,485.99	5.79%	638	79.85%	7.587%	82.14%
4.501 - 5.000	8,390	1,973,132,653.88	88.31	646	83.18	7.361	81.49
5.501 - 6.000	305	75,632,892.59	3.39	574	80.75	7.947	89.35
6.501 - 7.000	262	55,919,238.92	2.50	564	77.27	7.999	97.08
7.501 - 8.000	1	147,600.00	0.01	683	90.00	7.800	0.00
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

TOTAL COLLATERAL

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
Fixed Rate Loans	812	$129,435,485.99	5.79%	638	79.85%	7.587%	82.14%
2005-11	1	117,555.85	0.01	611	90.00	8.750	100.00
2005-12	1	269,150.24	0.01	639	90.00	5.750	100.00
2006-01	6	1,132,428.42	0.05	628	94.43	8.223	58.31
2006-02	24	6,068,953.35	0.27	655	84.73	7.436	71.83
2006-03	20	6,323,894.32	0.28	680	87.28	7.623	77.44
2006-08	1	369,382.68	0.02	630	80.00	5.990	100.00
2006-12	4	795,465.90	0.04	639	76.83	6.927	47.26
2007-01	2	897,641.25	0.04	623	80.77	7.040	83.55
2007-02	9	3,218,376.84	0.14	637	82.12	7.000	96.48
2007-03	5	660,526.11	0.03	572	89.37	8.694	87.92
2007-04	11	2,589,610.90	0.12	688	81.50	7.891	59.26
2007-05	25	6,232,577.05	0.28	625	81.39	7.451	97.00
2007-06	87	18,765,397.27	0.84	630	81.11	7.575	92.86
2007-07	1,258	297,888,279.27	13.33	641	84.12	7.584	75.83
2007-08	4,842	1,141,872,323.60	51.11	639	82.32	7.306	86.47
2007-09	1,500	360,599,680.68	16.14	642	84.33	7.611	73.46
2007-10	1	296,000.00	0.01	585	77.89	6.750	100.00
2008-02	1	59,145.24	0.00	643	90.00	8.550	0.00
2008-04	1	387,828.07	0.02	713	80.00	7.950	100.00
2008-05	1	267,608.71	0.01	562	80.00	7.950	100.00
2008-07	86	22,181,406.56	0.99	653	82.61	7.275	78.37
2008-08	688	148,187,785.45	6.63	643	81.68	7.240	85.88
2008-09	284	61,162,025.86	2.74	656	85.22	7.542	72.73
2010-05	1	376,809.75	0.02	536	77.14	7.250	100.00
2010-07	13	3,526,340.62	0.16	682	75.71	7.197	83.13
2010-08	57	13,366,852.19	0.60	656	78.65	6.870	84.54
2010-09	29	7,219,339.21	0.32	671	80.23	6.737	89.62
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

TOTAL COLLATERAL

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
No Penalty	3,121	$726,129,537.46	32.50%	646	83.70%	7.648%	78.27%
7 - 12	365	123,809,816.39	5.54	646	81.85	7.445	78.93
13 - 24	4,819	1,108,668,658.10	49.62	638	82.44	7.292	85.15
25 - 36	1,465	275,659,859.43	12.34	640	81.92	7.241	82.01
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
2/28 ARM	3,998	$702,804,657.33	31.46%	617	84.11%	7.903%	76.41%
2/38 ARM	2,741	812,101,664.67	36.35	649	83.02	7.253	83.57
3/27 ARM	537	98,533,930.03	4.41	636	83.62	7.674	75.97
3/37 ARM	393	93,795,974.84	4.20	648	82.93	7.270	84.47
5/25 ARM	62	15,156,157.69	0.68	668	80.16	7.054	78.59
6 Month LIBOR	52	13,911,982.18	0.62	663	86.83	7.564	74.06
Fixed - 15 Yr	38	4,567,140.38	0.20	621	73.27	7.439	93.91
Fixed - 20 Yr	5	544,134.18	0.02	582	95.34	9.315	100.00
Fixed - 30 Yr	681	102,969,389.80	4.61	636	80.34	7.651	79.67
Fixed - 40 Yr	88	21,354,821.63	0.96	655	78.50	7.267	91.04
2/28 ARM – 2 Yr IO	1,005	318,982,939.55	14.28	667	80.47	6.749	91.76
3/27 ARM – 3 Yr IO	132	40,211,895.02	1.80	671	79.85	6.593	89.53
5/25 ARM – 5 Yr IO	38	9,333,184.08	0.42	653	76.27	6.608	98.22
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

TOTAL COLLATERAL

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
AP	8,141	$1,851,819,106.29	82.88%	651	83.04%	7.329%	81.32%
A	721	180,823,540.22	8.09	611	82.51	7.620	82.49
A-	267	64,742,710.15	2.90	602	84.19	7.918	84.46
B+	143	29,851,900.91	1.34	591	84.24	8.139	86.59
B	179	43,067,771.58	1.93	575	78.18	7.900	87.75
B-	1	105,173.27	0.00	602	90.00	8.550	100.00
C	316	63,424,035.63	2.84	548	76.13	7.971	97.98
D	2	433,633.33	0.02	547	65.00	10.697	100.00
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average% Owner Occupied
First Lien	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

DEBT-TO-INCOME RATIO OF THE LOANS

Debt-to-Income Ratio	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	50	$12,181,975.00	0.55%	650	80.70%	7.611%	40.90%
5.01 - 10.00	126	26,167,363.62	1.17	648	84.08	7.666	36.16
10.01 - 15.00	204	39,872,227.43	1.78	653	85.43	7.824	40.51
15.01 - 20.00	352	63,198,982.88	2.83	651	85.58	7.807	36.95
20.01 - 25.00	513	94,113,578.39	4.21	645	83.73	7.763	56.74
25.01 - 30.00	770	138,343,567.19	6.19	645	83.61	7.712	60.43
30.01 - 35.00	1,015	198,321,948.17	8.88	637	83.31	7.549	77.51
35.01 - 40.00	1,449	312,009,807.89	13.96	642	82.20	7.427	85.24
40.01 - 45.00	1,978	471,242,231.45	21.09	644	82.53	7.313	89.93
45.01 - 50.00	2,607	681,385,409.21	30.50	645	82.65	7.224	93.49
50.01 - 55.00	688	192,491,261.59	8.62	610	81.38	7.493	83.04
55.01 - 60.00	13	3,218,327.24	0.14	605	82.99	7.484	96.65
65.01 - 70.00	1	120,000.00	0.01	622	80.00	7.200	100.00
75.01 - 80.00	1	155,875.00	0.01	540	65.00	7.500	100.00
85.01 - 90.00	1	772,731.75	0.03	725	85.00	6.050	100.00
100.01 or Greater	2	672,584.57	0.03	619	80.00	6.587	100.00
Total:	9,770	$2,234,267,871.38	100.00%	641	82.75%	7.410%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

ADJUSTABLE RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	4	$87,700.00	0.00%	616	82.13%	8.531%	50.75%
25,001 - 50,000	316	13,187,439.00	0.63	622	87.02	9.168	47.82
50,001 - 75,000	692	43,842,577.00	2.08	626	86.99	8.931	48.86
75,001 - 100,000	820	71,148,667.00	3.38	626	86.36	8.164	59.57
100,001 - 125,000	815	92,073,965.00	4.37	624	85.02	8.017	72.48
125,001 - 150,000	789	108,580,673.60	5.15	629	84.29	7.882	74.02
150,001 - 175,000	690	111,892,447.00	5.31	629	83.44	7.580	79.99
175,001 - 200,000	602	113,060,646.50	5.37	635	82.96	7.432	81.79
200,001 - 250,000	1,011	227,994,911.59	10.82	634	83.25	7.459	83.46
250,001 - 300,000	863	237,081,397.20	11.25	642	83.04	7.195	82.69
300,001 - 400,000	1,140	394,652,046.00	18.73	647	82.68	7.145	85.48
400,001 - 500,000	483	214,984,597.16	10.21	655	83.13	7.055	84.48
500,001 - 600,000	306	167,822,426.50	7.97	645	83.10	7.197	89.84
600,001 - 700,000	224	146,038,462.00	6.93	655	82.22	7.148	88.95
700,001 or Greater	203	164,096,958.00	7.79	645	77.82	7.409	88.99
Total:	8,958	$2,106,544,913.55	100.00%	641	82.93%	7.399%	82.18%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	4	$87,554.28	0.00%	616	82.13%	8.531%	50.75%
25,001 - 50,000	317	13,223,354.16	0.63	622	87.03	9.173	47.64
50,001 - 75,000	692	43,830,433.75	2.08	626	86.98	8.925	49.00
75,001 - 100,000	819	71,009,883.77	3.37	626	86.37	8.166	59.53
100,001 - 125,000	815	91,993,757.19	4.37	624	85.02	8.017	72.48
125,001 - 150,000	790	108,634,832.34	5.16	629	84.30	7.884	74.05
150,001 - 175,000	690	111,814,910.37	5.31	629	83.42	7.580	79.99
175,001 - 200,000	602	112,979,753.10	5.37	635	82.98	7.429	81.80
200,001 - 250,000	1,011	227,875,136.47	10.83	633	83.22	7.460	83.46
250,001 - 300,000	862	236,659,003.93	11.24	642	83.06	7.195	82.67
300,001 - 400,000	1,141	394,764,630.37	18.76	647	82.69	7.144	85.49
400,001 - 500,000	483	214,959,905.47	10.21	655	83.11	7.055	84.49
500,001 - 600,000	306	167,757,738.47	7.97	645	83.12	7.201	89.51
600,001 - 700,000	223	145,244,088.42	6.90	655	82.21	7.145	89.30
700,001 or Greater	203	163,997,403.30	7.79	645	77.82	7.409	88.99
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FICO SCORES

FICO Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
451 - 475	3	$883,157.71	0.04%	473	83.76%	8.086%	100.00%
476 - 500	16	3,456,258.49	0.16	497	78.95	8.713	96.97
501 - 525	262	56,889,719.53	2.70	513	76.10	8.559	96.13
526 - 550	322	65,772,727.88	3.12	539	79.08	8.260	93.61
551 - 575	724	147,040,072.95	6.99	565	84.63	8.082	92.80
576 - 600	1,116	215,814,128.04	10.25	588	84.25	7.594	89.13
601 - 625	1,476	334,264,644.14	15.88	614	83.52	7.294	86.37
626 - 650	1,644	384,354,696.54	18.26	638	83.06	7.361	79.54
651 - 675	1,226	308,684,867.00	14.67	662	82.77	7.234	79.23
676 - 700	1,009	273,796,218.97	13.01	687	82.51	7.089	77.41
701 - 725	574	148,645,052.27	7.06	712	83.16	7.172	70.86
726 - 750	334	94,500,272.18	4.49	737	83.17	7.102	76.12
751 - 775	165	47,652,321.80	2.26	761	82.77	7.014	76.50
776 - 800	67	18,786,073.60	0.89	786	82.29	7.073	70.63
801 - 825	20	4,292,174.29	0.20	807	83.53	7.856	60.46
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
301 - 360	5,824	$1,198,934,745.88	56.96%	635	82.88%	7.509%	81.07%
421 - 480	3,134	905,897,639.51	43.04	649	83.01	7.254	83.66
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
181 - 348	2	$665,382.68	0.03%	610	79.06%	6.328%	100.00%
349 - 360	5,822	1,198,269,363.20	56.93	635	82.88	7.509	81.06
421 - 480	3,134	905,897,639.51	43.04	649	83.01	7.254	83.66
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	6,338	$1,433,897,276.86	68.12%	638	82.85%	7.410%	84.96%
PUD	1,084	298,859,315.64	14.20	635	82.33	7.260	90.05
2 - 4 Units	802	213,571,392.58	10.15	662	83.96	7.557	56.08
Condominium	709	155,170,878.43	7.37	652	83.44	7.340	77.58
Townhouse	25	3,333,521.88	0.16	629	81.44	7.917	70.65
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Owner-Occupied	6,778	$1,729,835,500.38	82.18%	637	82.04%	7.241%	100.00%
Investment Prop.	1,995	325,509,316.19	15.46	662	87.12	8.229	0.00
Second Home	185	49,487,568.82	2.35	660	86.63	7.462	0.00
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	5,950	$1,320,071,971.33	62.72%	656	83.58%	7.371%	80.07%
Refi – Cash Out	2,758	721,612,651.63	34.28	615	81.68	7.441	85.59
Refi – Rate/Term	250	63,147,762.43	3.00	616	83.70	7.509	87.46
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to- Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	58	$11,403,656.92	0.54%	597	42.78%	7.103%	77.11%
50.01 - 60.00	66	19,090,234.32	0.91	618	55.60	6.888	84.35
60.01 - 70.00	266	76,135,170.26	3.62	600	66.59	7.105	89.37
70.01 - 80.00	4,418	1,168,148,890.76	55.50	648	79.59	6.985	96.54
80.01 - 90.00	3,037	627,172,542.57	29.80	644	88.55	7.905	51.08
90.01 - 100.00	1,113	202,881,890.56	9.64	615	95.77	8.396	93.06
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	54	$5,491,029.80	0.26%	598	81.94%	8.506%	83.45%
Alaska	35	7,418,797.60	0.35	662	85.21	7.328	96.68
Arizona	155	30,701,610.68	1.46	624	83.12	7.484	78.51
Arkansas	35	3,645,923.38	0.17	600	93.43	8.719	79.85
California	2,240	814,207,825.73	38.68	649	81.02	7.053	87.38
Colorado	203	41,910,990.48	1.99	631	82.65	7.268	85.47
Connecticut	52	9,907,006.24	0.47	618	84.77	7.747	72.41
Delaware	3	492,235.47	0.02	567	87.45	8.326	100.00
Florida	868	182,705,991.69	8.68	642	83.72	7.558	74.30
Georgia	308	51,428,392.08	2.44	630	86.61	8.008	66.51
Hawaii	17	7,971,246.99	0.38	652	81.88	6.569	86.27
Idaho	8	1,537,991.13	0.07	616	84.38	7.905	85.80
Illinois	673	142,517,745.70	6.77	644	84.72	7.595	79.09
Indiana	115	9,864,317.97	0.47	615	88.62	8.375	65.83
Iowa	28	2,496,525.53	0.12	598	85.89	8.560	89.93
Kansas	26	2,619,940.78	0.12	632	88.99	8.202	64.00
Kentucky	18	1,511,065.25	0.07	613	87.29	8.273	65.65
Louisiana	8	1,018,104.65	0.05	624	87.08	7.758	91.17
Maine	8	1,291,461.96	0.06	635	83.58	7.663	54.23
Maryland	344	87,187,736.36	4.14	641	82.27	7.231	87.83
Massachusetts	157	47,321,788.16	2.25	651	83.44	7.491	81.67
Michigan	402	45,645,755.56	2.17	631	87.27	8.207	61.45
Minnesota	91	18,422,265.35	0.88	617	83.10	7.769	76.86
Missouri	113	9,858,489.63	0.47	631	88.77	8.635	43.83
Montana	11	1,349,278.28	0.06	605	84.19	8.088	80.98
Nebraska	45	4,790,994.25	0.23	618	85.41	8.438	75.96
Nevada	87	24,764,825.12	1.18	632	81.87	7.176	85.70
New Hampshire	17	3,076,297.49	0.15	653	85.98	7.444	63.08
New Jersey	297	84,922,851.87	4.03	644	84.90	7.675	77.98
New Mexico	17	1,844,866.39	0.09	612	84.70	7.800	82.98
New York	174	65,907,933.19	3.13	663	82.57	7.277	79.56
North Carolina	116	12,550,383.24	0.60	615	87.25	8.171	68.45
North Dakota	2	214,977.36	0.01	637	80.00	7.941	100.00
Ohio	196	20,651,845.33	0.98	622	90.64	8.479	52.54
Oklahoma	56	4,373,060.83	0.21	610	87.14	8.501	74.13
Oregon	147	31,314,942.30	1.49	637	83.80	7.198	88.71
Pennsylvania	184	21,966,339.52	1.04	614	86.55	8.057	75.33
Rhode Island	33	8,243,582.52	0.39	623	83.59	7.553	87.93
South Carolina	51	7,303,261.30	0.35	620	87.63	8.465	71.16

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
South Dakota	4	465,627.37	0.02	600	84.58	8.073	100.00
Tennessee	229	24,947,762.09	1.19	619	87.47	8.219	78.61
Texas	542	74,562,107.63	3.54	618	82.51	8.008	85.23
Utah	74	14,677,620.27	0.70	646	85.10	7.763	67.17
Vermont	4	494,491.95	0.02	625	84.75	7.773	68.31
Washington	338	75,015,422.75	3.56	630	83.28	7.176	86.51
Virginia	230	69,539,782.51	3.30	642	81.48	7.264	93.32
West Virginia	11	1,531,019.71	0.07	620	87.55	7.939	100.00
Wisconsin	93	10,793,416.94	0.51	608	85.28	8.214	76.72
Wyoming	7	1,079,146.73	0.05	621	82.65	7.293	100.00
Washington DC	32	11,276,310.28	0.54	628	83.33	7.388	72.56
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

Number of States Represented: 49 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	4,201	$1,083,610,573.37	51.48%	664	82.50%	7.564%	78.50%
Full Doc	4,529	960,964,623.91	45.66	617	83.35	7.215	85.78
Limited Doc	228	60,257,188.11	2.86	614	84.04	7.385	91.14
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	59	$21,437,066.56	1.02%	658	75.45%	5.406%	97.83%
5.501 - 6.000	375	122,088,300.77	5.80	654	78.21	5.825	97.44
6.001 - 6.500	865	261,793,043.53	12.44	655	79.36	6.304	97.34
6.501 - 7.000	1,518	422,761,800.83	20.09	656	80.69	6.776	94.33
7.001 - 7.500	1,456	393,772,148.21	18.71	653	81.98	7.275	87.55
7.501 - 8.000	1,465	363,857,612.08	17.29	637	84.08	7.766	75.25
8.001 - 8.500	1,106	222,507,788.58	10.57	624	86.68	8.280	61.26
8.501 - 9.000	983	163,888,242.93	7.79	611	88.70	8.749	61.82
9.001 - 9.500	591	78,298,742.26	3.72	600	89.37	9.250	58.44
9.501 - 10.000	328	36,949,508.55	1.76	585	88.84	9.712	63.91
10.001 - 10.500	135	11,969,168.79	0.57	588	87.27	10.243	60.07
10.501 - 11.000	57	4,430,699.05	0.21	588	88.67	10.726	62.05
11.001 - 11.500	12	541,637.48	0.03	578	91.85	11.236	74.41
11.501 - 12.000	5	280,039.66	0.01	605	91.77	11.693	50.83
12.001 - 12.500	3	256,586.11	0.01	511	66.61	12.299	86.36
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
11.001 - 11.500	59	$21,437,066.56	1.02%	658	75.45%	5.406%	97.83%
11.501 - 12.000	375	122,088,300.77	5.80	654	78.21	5.825	97.44
12.001 - 12.500	865	261,793,043.53	12.44	655	79.36	6.304	97.34
12.501 - 13.000	1,518	422,761,800.83	20.09	656	80.69	6.776	94.33
13.001 - 13.500	1,456	393,772,148.21	18.71	653	81.98	7.275	87.55
13.501 - 14.000	1,466	364,568,433.44	17.32	637	84.09	7.767	75.30
14.001 - 14.500	1,105	221,796,967.22	10.54	624	86.67	8.279	61.14
14.501 - 15.000	983	163,888,242.93	7.79	611	88.70	8.749	61.82
15.001 - 15.500	591	78,298,742.26	3.72	600	89.37	9.250	58.44
15.501 - 16.000	328	36,949,508.55	1.76	585	88.84	9.712	63.91
16.001 - 16.500	135	11,969,168.79	0.57	588	87.27	10.243	60.07
16.501 - 17.000	57	4,430,699.05	0.21	588	88.67	10.726	62.05
17.001 - 17.500	12	541,637.48	0.03	578	91.85	11.236	74.41
17.501 - 18.000	5	280,039.66	0.01	605	91.77	11.693	50.83
18.001 - 18.500	3	256,586.11	0.01	511	66.61	12.299	86.36
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
4.501 - 5.000	8,390	$1,973,132,653.88	93.74%	646	83.18%	7.361%	81.49%
5.501 - 6.000	305	75,632,892.59	3.59	574	80.75	7.947	89.35
6.501 - 7.000	262	55,919,238.92	2.66	564	77.27	7.999	97.08
7.501 - 8.000	1	147,600.00	0.01	683	90.00	7.800	0.00
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2005-11	1	$117,555.85	0.01%	611	90.00%	8.750%	100.00%
2005-12	1	269,150.24	0.01	639	90.00	5.750	100.00
2006-01	6	1,132,428.42	0.05	628	94.43	8.223	58.31
2006-02	24	6,068,953.35	0.29	655	84.73	7.436	71.83
2006-03	20	6,323,894.32	0.30	680	87.28	7.623	77.44
2006-08	1	369,382.68	0.02	630	80.00	5.990	100.00
2006-12	4	795,465.90	0.04	639	76.83	6.927	47.26
2007-01	2	897,641.25	0.04	623	80.77	7.040	83.55
2007-02	9	3,218,376.84	0.15	637	82.12	7.000	96.48
2007-03	5	660,526.11	0.03	572	89.37	8.694	87.92
2007-04	11	2,589,610.90	0.12	688	81.50	7.891	59.26
2007-05	25	6,232,577.05	0.30	625	81.39	7.451	97.00
2007-06	87	18,765,397.27	0.89	630	81.11	7.575	92.86
2007-07	1,258	297,888,279.27	14.15	641	84.12	7.584	75.83
2007-08	4,842	1,141,872,323.60	54.25	639	82.32	7.306	86.47
2007-09	1,500	360,599,680.68	17.13	642	84.33	7.611	73.46
2007-10	1	296,000.00	0.01	585	77.89	6.750	100.00
2008-02	1	59,145.24	0.00	643	90.00	8.550	0.00
2008-04	1	387,828.07	0.02	713	80.00	7.950	100.00
2008-05	1	267,608.71	0.01	562	80.00	7.950	100.00
2008-07	86	22,181,406.56	1.05	653	82.61	7.275	78.37
2008-08	688	148,187,785.45	7.04	643	81.68	7.240	85.88
2008-09	284	61,162,025.86	2.91	656	85.22	7.542	72.73
2010-05	1	376,809.75	0.02	536	77.14	7.250	100.00
2010-07	13	3,526,340.62	0.17	682	75.71	7.197	83.13
2010-08	57	13,366,852.19	0.64	656	78.65	6.870	84.54
2010-09	29	7,219,339.21	0.34	671	80.23	6.737	89.62
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	2,889	$690,670,737.76	32.81%	646	83.89%	7.641%	77.88%
7 - 12	331	113,822,398.54	5.41	645	82.04	7.466	79.44
13 - 24	4,746	1,093,636,891.46	51.96	638	82.47	7.287	85.15
25 - 36	992	206,702,357.63	9.82	640	82.69	7.152	82.38
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	3,998	$702,804,657.33	33.39%	617	84.11%	7.903%	76.41%
2/38 ARM	2,741	812,101,664.67	38.58	649	83.02	7.253	83.57
3/27 ARM	537	98,533,930.03	4.68	636	83.62	7.674	75.97
3/37 ARM	393	93,795,974.84	4.46	648	82.93	7.270	84.47
5/25 ARM	62	15,156,157.69	0.72	668	80.16	7.054	78.59
6 Month LIBOR	52	13,911,982.18	0.66	663	86.83	7.564	74.06
2/28 ARM – 2 Yr IO	1,005	318,982,939.55	15.15	667	80.47	6.749	91.76
3/27 ARM – 3 Yr IO	132	40,211,895.02	1.91	671	79.85	6.593	89.53
5/25 ARM – 5 Yr IO	38	9,333,184.08	0.44	653	76.27	6.608	98.22
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AP	7,474	$1,750,909,054.51	83.19%	651	83.18%	7.319%	81.43%
A	657	167,955,839.87	7.98	611	82.85	7.608	81.97
A-	249	60,650,208.91	2.88	601	84.29	7.896	84.45
B+	125	27,195,014.74	1.29	591	84.53	8.125	85.98
B	161	39,393,694.61	1.87	575	78.53	7.887	87.01
B-	1	105,173.27	0.00	602	90.00	8.550	100.00
C	289	58,189,766.15	2.76	545	76.68	8.009	97.90
D	2	433,633.33	0.02	547	65.00	10.697	100.00
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

DEBT-TO-INCOME RATIO OF THE LOANS

Debt-to-Income Ratio	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	41	$9,489,350.27	0.45%	642	80.05%	7.802%	41.21%
5.01 - 10.00	111	22,523,089.88	1.07	643	84.02	7.725	35.79
10.01 - 15.00	186	37,809,165.88	1.80	653	85.56	7.800	40.71
15.01 - 20.00	319	60,066,557.28	2.85	650	85.71	7.787	36.91
20.01 - 25.00	446	85,156,611.34	4.05	645	84.14	7.762	55.07
25.01 - 30.00	668	127,047,213.02	6.04	646	83.87	7.686	60.05
30.01 - 35.00	923	184,964,764.59	8.79	638	83.60	7.536	76.83
35.01 - 40.00	1,326	292,669,399.57	13.90	642	82.32	7.433	85.03
40.01 - 45.00	1,842	448,896,669.41	21.33	644	82.66	7.307	89.98
45.01 - 50.00	2,455	654,622,444.43	31.10	645	82.72	7.212	93.56
50.01 - 55.00	624	176,803,476.16	8.40	611	81.97	7.475	82.07
55.01 - 60.00	13	3,218,327.24	0.15	605	82.99	7.484	96.65
65.01 - 70.00	1	120,000.00	0.01	622	80.00	7.200	100.00
85.01 - 90.00	1	772,731.75	0.04	725	85.00	6.050	100.00
100.01 or Greater	2	672,584.57	0.03	619	80.00	6.587	100.00
Total:	8,958	$2,104,832,385.39	100.00%	641	82.93%	7.399%	82.18%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FIXED RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	7	$153,500.00	0.12%	594	46.49%	9.771%	84.12%
25,001 - 50,000	120	4,999,383.00	3.86	638	83.28	9.538	44.50
50,001 - 75,000	118	7,217,935.00	5.57	643	83.54	9.199	45.71
75,001 - 100,000	125	10,809,092.50	8.34	620	80.27	7.981	76.99
100,001 - 125,000	77	8,562,310.00	6.60	617	82.21	7.998	84.46
125,001 - 150,000	68	9,372,297.00	7.23	628	80.58	7.912	79.40
150,001 - 175,000	44	7,119,540.00	5.49	622	83.14	7.740	88.53
175,001 - 200,000	44	8,316,812.00	6.42	621	75.54	7.358	90.96
200,001 - 250,000	57	12,837,889.00	9.90	632	77.24	7.322	87.82
250,001 - 300,000	47	12,770,507.00	9.85	647	79.26	7.150	87.01
300,001 - 400,000	51	17,758,105.00	13.70	658	81.16	7.041	80.59
400,001 - 500,000	24	10,519,400.00	8.11	682	79.94	7.085	83.83
500,001 - 600,000	14	7,552,160.00	5.83	640	79.87	7.077	100.00
600,001 - 700,000	9	5,842,756.00	4.51	625	74.27	6.885	100.00
700,001 or Greater	7	5,806,493.00	4.48	624	78.40	7.619	87.07
Total:	812	$129,638,179.50	100.00%	638	79.85%	7.587%	82.14%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	7	$152,957.11	0.12%	594	46.49%	9.771%	84.12%
25,001 - 50,000	120	4,990,779.51	3.86	638	83.28	9.538	44.50
50,001 - 75,000	118	7,208,855.59	5.57	643	83.54	9.199	45.71
75,001 - 100,000	125	10,793,569.00	8.34	620	80.27	7.981	76.99
100,001 - 125,000	77	8,551,760.28	6.61	617	82.21	7.998	84.46
125,001 - 150,000	68	9,360,411.81	7.23	628	80.58	7.912	79.40
150,001 - 175,000	44	7,110,176.10	5.49	622	83.14	7.740	88.53
175,001 - 200,000	44	8,296,654.15	6.41	621	75.54	7.358	90.96
200,001 - 250,000	57	12,819,186.01	9.90	632	77.24	7.322	87.82
250,001 - 300,000	47	12,751,352.20	9.85	647	79.26	7.150	87.01
300,001 - 400,000	51	17,728,788.40	13.70	658	81.16	7.041	80.59
400,001 - 500,000	24	10,506,339.63	8.12	682	79.94	7.085	83.83
500,001 - 600,000	14	7,540,619.99	5.83	640	79.87	7.077	100.00
600,001 - 700,000	9	5,828,710.05	4.50	625	74.27	6.885	100.00
700,001 or Greater	7	5,795,326.16	4.48	624	78.40	7.619	87.07
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FICO SCORES

FICO Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
476 - 500	1	$75,899.72	0.06%	494	80.00%	8.100%	100.00%
501 - 525	19	2,240,698.89	1.73	513	73.47	8.807	98.44
526 - 550	35	5,756,075.25	4.45	540	78.38	8.055	96.99
551 - 575	66	10,050,916.28	7.77	563	72.57	8.237	96.08
576 - 600	121	16,887,188.29	13.05	587	77.86	7.776	93.75
601 - 625	129	18,915,109.74	14.61	613	78.81	7.499	90.56
626 - 650	144	22,397,037.93	17.30	638	81.16	7.548	84.35
651 - 675	119	22,122,880.31	17.09	663	81.12	7.217	81.70
676 - 700	77	14,396,639.95	11.12	687	81.62	7.343	62.46
701 - 725	49	7,234,202.29	5.59	713	84.18	7.704	54.72
726 - 750	25	3,714,331.62	2.87	737	82.79	7.435	63.92
751 - 775	15	2,964,259.42	2.29	767	88.44	7.768	36.79
776 - 800	11	2,380,811.62	1.84	786	79.27	7.019	90.39
801 - 825	1	299,434.68	0.23	802	80.00	6.300	100.00
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	38	$4,567,140.38	3.53%	621	73.27%	7.439%	93.91%
181 - 240	5	544,134.18	0.42	582	95.34	9.315	100.00
301 - 360	681	102,969,389.80	79.55	636	80.34	7.651	79.67
421 - 480	88	21,354,821.63	16.50	655	78.50	7.267	91.04
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	38	$4,567,140.38	3.53%	621	73.27%	7.439%	93.91%
181 - 348	6	913,857.18	0.71	626	89.13	7.923	100.00
349 - 360	680	102,599,666.80	79.27	636	80.34	7.657	79.60
421 - 480	88	21,354,821.63	16.50	655	78.50	7.267	91.04
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	610	$90,000,157.30	69.53%	637	80.33%	7.670%	84.96%
PUD	89	18,670,786.44	14.42	624	77.94	7.436	96.97
2 - 4 Units	81	16,018,195.52	12.38	661	80.29	7.480	53.10
Condominium	30	4,611,241.40	3.56	636	76.74	6.939	67.22
Townhouse	2	135,105.33	0.10	629	80.00	7.803	100.00
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Owner Occupied	587	$106,313,766.23	82.14%	630	78.31%	7.395%	100.00%
Investment Prop.	213	20,194,785.04	15.60	673	86.87	8.637	0.00
Second Home	12	2,926,934.72	2.26	697	87.27	7.308	0.00
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi – Cash Out	384	$73,556,609.42	56.83%	626	76.69%	7.352%	86.92%
Purchase	390	49,279,212.79	38.07	656	84.12	7.944	73.64
Refi – Rate/Term	38	6,599,663.78	5.10	642	83.19	7.546	92.22
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to- Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	37	$3,997,459.90	3.09%	588	41.64%	7.513%	98.43%
50.01 - 60.00	26	3,775,432.36	2.92	617	54.73	6.983	99.23
60.01 - 70.00	60	13,065,366.13	10.09	616	66.17	7.198	96.08
70.01 - 80.00	329	60,861,094.43	47.02	637	78.99	7.146	95.83
80.01 - 90.00	278	36,472,242.75	28.18	657	87.88	8.157	47.10
90.01 - 100.00	82	11,263,890.42	8.70	632	96.39	8.806	93.92
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	7	$854,872.79	0.66%	639	83.75%	7.626%	83.87%
Alaska	2	578,340.53	0.45	636	88.50	7.980	0.00
Arizona	7	1,442,486.08	1.11	644	80.72	7.045	83.60
Arkansas	9	886,817.74	0.69	612	86.77	8.920	82.51
California	81	23,533,033.33	18.18	644	74.30	6.849	89.04
Colorado	17	3,144,007.13	2.43	634	79.80	6.973	93.24
Connecticut	8	1,594,416.84	1.23	645	84.51	7.801	40.30
Delaware	2	301,073.85	0.23	612	89.45	7.811	100.00
Florida	74	14,684,046.94	11.34	640	78.59	7.388	84.43
Georgia	29	4,167,360.47	3.22	612	87.46	8.456	85.18
Hawaii	4	2,063,225.70	1.59	643	79.19	6.438	100.00
Idaho	1	47,342.95	0.04	657	94.99	8.550	0.00
Illinois	48	8,077,282.08	6.24	637	78.32	7.484	88.57
Indiana	20	1,358,863.56	1.05	655	82.97	8.194	35.05
Iowa	1	147,110.33	0.11	544	95.00	9.000	100.00
Kentucky	4	539,649.19	0.42	621	85.02	8.303	78.42
Louisiana	6	405,024.34	0.31	665	85.64	9.454	71.35
Maine	1	355,520.66	0.27	631	89.90	8.000	100.00
Maryland	13	2,633,769.74	2.03	657	74.08	6.904	81.17
Massachusetts	1	471,561.59	0.36	783	80.00	6.350	100.00
Michigan	6	682,903.84	0.53	633	85.24	7.941	75.37
Minnesota	1	187,909.45	0.15	536	80.00	9.600	100.00
Missouri	7	674,324.07	0.52	616	88.16	8.850	90.00
Montana	2	959,458.14	0.74	694	83.04	6.718	69.56
Nebraska	7	356,934.82	0.28	647	83.32	8.691	55.32

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Nevada	3	621,644.51	0.48	583	69.92	6.935	100.00
New Hampshire	4	1,236,379.79	0.96	594	74.68	7.516	100.00
New Jersey	17	4,321,471.13	3.34	650	77.80	7.230	90.70
New Mexico	3	202,082.53	0.16	643	90.48	9.208	58.50
New York	27	6,940,092.34	5.36	669	77.91	6.911	89.82
North Carolina	22	2,652,156.60	2.05	611	89.08	8.446	81.35
Ohio	26	2,331,733.41	1.80	645	89.60	8.601	42.94
Oklahoma	16	937,335.12	0.72	619	84.20	8.942	74.00
Oregon	10	2,389,671.74	1.85	662	79.47	6.957	100.00
Pennsylvania	45	3,629,702.78	2.80	634	83.74	8.575	57.08
Rhode Island	8	2,458,246.62	1.90	679	85.27	7.832	17.38
South Carolina	8	736,875.58	0.57	622	83.34	7.766	79.39
Tennessee	31	3,440,516.10	2.66	632	86.56	8.125	85.96
Texas	195	19,714,390.11	15.23	621	80.29	8.369	82.23
Utah	2	451,090.69	0.35	630	86.00	7.210	39.99
Vermont	2	316,520.76	0.24	631	86.99	7.849	100.00
Washington	16	3,073,887.62	2.37	639	81.25	7.553	89.63
Virginia	11	2,681,350.23	2.07	616	78.22	7.814	88.46
West Virginia	3	245,395.88	0.19	632	86.09	7.377	100.00
Wisconsin	2	176,159.66	0.14	632	83.42	8.071	100.00
Wyoming	2	571,756.96	0.44	690	88.14	7.450	62.86
Washington DC	1	159,689.67	0.12	676	78.05	6.150	100.00
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

Number of States Represented: 46 and the District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc	530	$85,216,986.87	65.84%	625	79.64%	7.356%	87.36%
Stated Doc	270	42,021,488.13	32.47	663	80.10	8.068	72.78
Limited Doc	12	2,197,010.99	1.70	666	83.26	7.366	58.42
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.501 - 6.000	1	$369,723.00	0.29%	692	80.00%	5.875%	100.00%
6.001 - 6.500	94	28,703,840.07	22.18	656	73.81	6.301	97.93
6.501 - 7.000	101	22,801,959.53	17.62	646	76.85	6.776	90.11
7.001 - 7.500	100	17,327,723.39	13.39	636	79.58	7.327	92.09
7.501 - 8.000	130	22,704,625.77	17.54	634	81.63	7.772	76.13
8.001 - 8.500	84	10,526,927.64	8.13	629	83.77	8.263	69.21
8.501 - 9.000	103	11,595,353.89	8.96	636	86.86	8.750	61.75
9.001 - 9.500	46	3,944,990.72	3.05	610	88.90	9.247	67.63
9.501 - 10.000	64	6,011,011.79	4.64	588	84.23	9.758	75.80
10.001 - 10.500	31	2,544,784.03	1.97	594	78.82	10.187	70.52
10.501 - 11.000	42	2,097,740.21	1.62	672	88.13	10.698	25.01
11.001 - 11.500	14	676,343.02	0.52	641	90.28	11.208	5.54
11.501 - 12.000	1	19,794.26	0.02	587	20.00	11.950	100.00
12.001 - 12.500	1	110,668.67	0.09	647	90.00	12.050	0.00
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	232	$35,458,799.70	27.39%	634	79.93%	7.794%	85.84%
7 - 12	34	9,987,417.85	7.72	660	79.76	7.214	73.14
13 - 24	73	15,031,766.64	11.61	632	80.84	7.697	84.99
25 - 36	473	68,957,501.80	53.28	639	79.61	7.511	80.91
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed - 15 Yr	38	$4,567,140.38	3.53%	621	73.27%	7.439%	93.91%
Fixed - 20 Yr	5	544,134.18	0.42	582	95.34	9.315	100.00
Fixed - 30 Yr	681	102,969,389.80	79.55	636	80.34	7.651	79.67
Fixed - 40 Yr	88	21,354,821.63	16.50	655	78.50	7.267	91.04
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AP	667	$100,910,051.78	77.96%	650	80.64%	7.504%	79.49%
A	64	12,867,700.35	9.94	602	77.99	7.776	89.27
A-	18	4,092,501.24	3.16	616	82.71	8.237	84.62
B+	18	2,656,886.17	2.05	593	81.34	8.281	92.78
B	18	3,674,076.97	2.84	568	74.37	8.036	95.64
C	27	5,234,269.48	4.04	586	70.02	7.552	98.80
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

DEBT-TO-INCOME RATIO OF THE LOANS

Debt-to-Income Ratio	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	9	$2,692,624.73	2.08%	679	83.00%	6.936%	39.80%
5.01 - 10.00	15	3,644,273.74	2.82	678	84.41	7.304	38.42
10.01 - 15.00	18	2,063,061.55	1.59	653	82.96	8.266	36.76
15.01 - 20.00	33	3,132,425.60	2.42	681	83.09	8.192	37.87
20.01 - 25.00	67	8,956,967.05	6.92	647	79.92	7.770	72.62
25.01 - 30.00	102	11,296,354.17	8.73	637	80.74	8.005	64.66
30.01 - 35.00	92	13,357,183.58	10.32	634	79.28	7.726	86.94
35.01 - 40.00	123	19,340,408.32	14.94	643	80.38	7.330	88.42
40.01 - 45.00	136	22,345,562.04	17.26	642	79.78	7.438	89.03
45.01 - 50.00	152	26,762,964.78	20.68	640	80.94	7.505	91.83
50.01 - 55.00	64	15,687,785.43	12.12	597	74.75	7.702	94.00
75.01 - 80.00	1	155,875.00	0.12	540	65.00	7.500	100.00
Total:	812	$129,435,485.99	100.00%	638	79.85%	7.587%	82.14%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

INTEREST ONLY COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	2	$112,800.00	0.03%	643	80.00%	7.031%	100.00%
75,001 - 100,000	23	2,034,230.00	0.55	665	79.34	7.257	82.31
100,001 - 125,000	47	5,336,014.00	1.45	664	81.33	7.371	78.10
125,001 - 150,000	68	9,501,052.00	2.58	678	80.09	7.128	82.32
150,001 - 175,000	91	14,824,587.00	4.02	664	80.09	6.836	94.41
175,001 - 200,000	86	16,226,246.00	4.40	660	79.35	6.798	94.24
200,001 - 250,000	143	32,216,477.00	8.74	664	80.38	6.797	91.60
250,001 - 300,000	161	44,491,290.00	12.07	667	80.74	6.651	91.58
300,001 - 400,000	279	96,844,306.00	26.28	668	80.21	6.626	94.00
400,001 - 500,000	144	64,316,599.70	17.45	672	81.35	6.718	89.00
500,001 - 600,000	63	34,552,414.00	9.38	664	80.64	6.642	92.01
600,001 - 700,000	40	25,952,473.00	7.04	663	81.38	6.714	94.86
700,001 or Greater	28	22,144,344.00	6.01	669	75.57	6.919	89.84
Total:	1,175	$368,552,832.70	100.00%	667	80.30%	6.729%	91.68%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	2	$112,800.00	0.03%	643	80.00%	7.031%	100.00%
75,001 - 100,000	23	2,034,199.30	0.55	665	79.34	7.257	82.31
100,001 - 125,000	47	5,335,715.18	1.45	664	81.33	7.371	78.10
125,001 - 150,000	68	9,500,430.55	2.58	678	80.09	7.128	82.32
150,001 - 175,000	91	14,823,820.00	4.02	664	80.09	6.836	94.41
175,001 - 200,000	86	16,224,908.04	4.40	660	79.35	6.798	94.24
200,001 - 250,000	143	32,213,635.83	8.74	664	80.38	6.797	91.60
250,001 - 300,000	161	44,488,448.47	12.07	667	80.74	6.651	91.58
300,001 - 400,000	279	96,837,939.23	26.28	668	80.21	6.626	94.00
400,001 - 500,000	144	64,309,047.45	17.45	672	81.35	6.718	89.00
500,001 - 600,000	63	34,551,891.82	9.38	664	80.64	6.642	92.01
600,001 - 700,000	40	25,952,235.13	7.04	663	81.38	6.714	94.86
700,001 or Greater	28	22,142,947.65	6.01	669	75.57	6.919	89.84
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FICO SCORES

FICO Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
551 - 575	4	$1,735,950.00	0.47%	564	85.62%	7.955%	100.00%
576 - 600	30	8,799,328.09	2.39	593	79.85	6.633	91.77
601 - 625	232	69,085,282.46	18.75	614	81.36	6.650	94.19
626 - 650	183	56,948,694.37	15.45	637	79.62	6.546	89.54
651 - 675	237	73,215,808.70	19.87	664	80.26	6.775	92.83
676 - 700	233	80,980,585.57	21.97	687	79.44	6.850	89.87
701 - 725	126	38,442,627.00	10.43	712	80.64	6.732	90.90
726 - 750	77	23,872,585.60	6.48	737	80.46	6.799	95.18
751 - 775	43	13,355,696.86	3.62	761	81.06	6.689	91.43
776 - 800	6	1,516,720.00	0.41	784	80.00	6.548	91.09
801 - 825	4	574,740.00	0.16	806	90.00	7.300	0.00
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
301 - 360	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
181 - 348	2	$665,382.68	0.18%	610	79.06%	6.328%	100.00%
349 - 360	1,173	367,862,635.97	99.82	667	80.30	6.730	91.67
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	777	$247,991,040.35	67.29%	668	79.89%	6.672%	94.19%
PUD	176	53,065,888.78	14.40	656	80.70	6.697	93.88
2-4 Units	96	35,574,631.13	9.65	680	81.09	7.020	78.17
Condominium	124	31,643,658.39	8.59	670	81.87	6.897	83.46
Townhouse	2	252,800.00	0.07	651	84.56	6.832	100.00
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Owner-Occupied	1,071	$337,873,880.77	91.68%	667	80.18%	6.677%	100.00%
Investment Prop.	85	24,275,848.25	6.59	673	82.15	7.483	0.00
Second Home	19	6,378,289.63	1.73	667	79.58	6.588	0.00
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	777	$239,030,268.90	64.86%	678	80.71%	6.785%	93.47%
Refi – Cash Out	372	121,089,096.94	32.86	649	79.36	6.635	88.20
Refi – Rate/Term	26	8,408,652.81	2.28	645	82.20	6.469	91.04
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to- Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	7	$2,248,500.00	0.61%	667	40.98%	6.226%	66.49%
50.01 - 60.00	10	3,036,644.10	0.82	643	55.82	6.410	67.10
60.01 - 70.00	44	16,209,130.49	4.40	652	66.38	6.410	81.88
70.01 - 80.00	891	275,125,276.42	74.66	672	79.72	6.674	97.15
80.01 - 90.00	222	71,318,517.64	19.35	655	87.84	7.019	74.58
90.01 - 100.00	1	589,950.00	0.16	558	95.00	9.250	100.00
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alaska	6	$1,394,679.47	0.38%	685	82.13%	7.116%	100.00%
Arizona	29	6,455,966.86	1.75	649	82.27	6.749	76.39
California	546	208,212,428.47	56.50	670	79.68	6.646	93.64
Colorado	29	5,665,728.77	1.54	649	79.50	6.714	91.53
Connecticut	3	781,027.23	0.21	641	83.91	6.612	73.66
Florida	140	32,763,292.82	8.89	667	81.28	6.917	88.54
Georgia	20	3,853,352.12	1.05	671	79.94	6.935	91.33
Hawaii	1	251,999.00	0.07	641	90.00	6.750	0.00
Illinois	46	10,478,039.95	2.84	655	82.61	7.165	90.42
Indiana	2	302,800.00	0.08	674	80.00	7.099	100.00
Maryland	61	17,629,525.18	4.78	664	79.45	6.620	94.37
Massachusetts	25	8,107,844.47	2.20	665	82.01	7.120	96.58
Michigan	8	1,577,305.34	0.43	655	81.14	7.006	91.12
Minnesota	17	3,883,367.25	1.05	658	82.57	7.335	64.26
Missouri	1	105,558.55	0.03	663	80.00	7.850	100.00
Nevada	26	6,137,117.45	1.67	668	82.65	6.521	75.97
New Jersey	16	4,808,492.00	1.30	662	83.92	6.931	94.70
New Mexico	2	268,000.00	0.07	666	80.00	6.888	100.00
New York	41	15,072,546.97	4.09	690	80.66	6.635	92.34
North Carolina	3	918,000.00	0.25	611	80.98	6.393	100.00
Ohio	4	778,476.75	0.21	638	82.72	7.199	45.54
Oregon	19	4,235,184.43	1.15	670	80.49	6.885	93.62
Rhode Island	5	1,869,397.72	0.51	647	82.02	7.279	100.00
Tennessee	8	976,460.00	0.26	660	80.58	6.582	100.00
Texas	11	2,088,629.00	0.57	645	79.83	6.738	94.31
Utah	12	3,554,323.52	0.96	642	81.83	7.044	73.53

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Washington	50	12,635,226.31	3.43	653	80.91	6.629	88.11
Virginia	40	13,031,278.90	3.54	667	79.62	6.804	92.86
Wisconsin	4	691,970.12	0.19	660	80.00	6.790	100.00
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

Number of States Represented:  29

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc	708	$211,848,994.23	57.49%	649	80.58%	6.517%	91.06%
Stated Doc	427	142,886,178.89	38.77	697	79.72	7.035	92.71
Limited Doc	40	13,792,845.53	3.74	645	81.98	6.809	90.60
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	11	$3,267,469.70	0.89%	639	70.13%	5.463%	85.74%
5.501 - 6.000	149	52,292,052.87	14.19	662	77.71	5.820	97.00
6.001 - 6.500	260	86,097,513.03	23.36	663	79.58	6.280	96.72
6.501 - 7.000	364	111,696,995.67	30.31	668	81.34	6.753	94.79
7.001 - 7.500	239	71,826,315.81	19.49	673	80.72	7.230	89.07
7.501 - 8.000	106	31,166,872.45	8.46	672	81.33	7.714	78.15
8.001 - 8.500	29	7,534,775.21	2.04	689	83.49	8.205	56.88
8.501 - 9.000	12	3,535,123.91	0.96	662	84.34	8.680	53.77
9.001 - 9.500	4	1,020,900.00	0.28	597	92.20	9.237	57.79
9.501 - 10.000	1	90,000.00	0.02	551	90.00	9.900	100.00
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
11.001 - 11.500	11	$3,267,469.70	0.89%	639	70.13%	5.463%	85.74%
11.501 - 12.000	149	52,292,052.87	14.19	662	77.71	5.820	97.00
12.001 - 12.500	260	86,097,513.03	23.36	663	79.58	6.280	96.72
12.501 - 13.000	364	111,696,995.67	30.31	668	81.34	6.753	94.79
13.001 - 13.500	239	71,826,315.81	19.49	673	80.72	7.230	89.07
13.501 - 14.000	106	31,166,872.45	8.46	672	81.33	7.714	78.15
14.001 - 14.500	29	7,534,775.21	2.04	689	83.49	8.205	56.88
14.501 - 15.000	12	3,535,123.91	0.96	662	84.34	8.680	53.77
15.001 - 15.500	4	1,020,900.00	0.28	597	92.20	9.237	57.79
15.501 - 16.000	1	90,000.00	0.02	551	90.00	9.900	100.00
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
4.501 - 5.000	1,160	$364,065,058.40	98.79%	668	80.33%	6.725%	91.71%
5.501 - 6.000	15	4,462,960.25	1.21	629	77.76	7.022	89.24
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2006-08	1	$369,382.68	0.10%	630	80.00%	5.990%	100.00%
2006-12	2	523,897.53	0.14	682	80.00	6.049	71.75
2007-01	1	749,999.00	0.20	627	78.95	6.900	100.00
2007-02	6	2,080,390.24	0.56	631	72.60	6.570	100.00
2007-04	2	632,800.00	0.17	641	86.83	7.221	100.00
2007-05	4	1,683,200.00	0.46	647	72.72	7.369	93.58
2007-06	5	1,438,990.48	0.39	696	80.00	6.888	100.00
2007-07	196	62,286,951.52	16.90	666	80.26	6.773	89.63
2007-08	446	138,904,569.09	37.69	667	80.94	6.728	92.39
2007-09	342	110,312,759.01	29.93	670	80.25	6.757	91.85
2007-10	1	296,000.00	0.08	585	77.89	6.750	100.00
2008-07	21	6,733,591.50	1.83	683	78.19	6.543	100.00
2008-08	60	18,008,816.41	4.89	668	80.16	6.601	85.13
2008-09	50	15,173,487.11	4.12	672	80.27	6.602	89.91
2010-07	4	711,395.82	0.19	651	83.86	7.083	100.00
2010-08	14	3,543,412.26	0.96	656	72.09	6.556	100.00
2010-09	20	5,078,376.00	1.38	650	78.11	6.578	96.74
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	284	$87,615,499.06	23.77%	672	81.07%	7.009%	90.52%
7 - 12	61	19,655,164.47	5.33	671	79.44	6.889	83.41
13 - 24	679	216,377,638.60	58.71	666	80.24	6.645	93.07
25 - 36	151	44,879,716.52	12.18	664	79.41	6.518	90.87
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM – 2 Yr IO	1,005	$318,982,939.55	86.56%	667	80.47%	6.749%	91.76%
3/27 ARM – 3 Yr IO	132	40,211,895.02	10.91	671	79.85	6.593	89.53
5/25 ARM – 5 Yr IO	38	9,333,184.08	2.53	653	76.27	6.608	98.22
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AP	1,089	$338,693,567.88	91.90%	669	80.56%	6.738%	91.83%
A	55	20,111,391.36	5.46	651	76.30	6.500	88.79
A-	9	2,985,269.53	0.81	641	79.29	6.597	92.16
B+	6	2,273,140.61	0.62	621	87.29	6.823	100.00
B	16	4,464,649.27	1.21	632	75.38	7.078	89.25
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

DEBT-TO-INCOME RATIO OF THE LOANS

Debt-to-Income Ratio	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	4	$1,279,599.20	0.35%	648	84.08%	7.324%	59.21%
5.01 - 10.00	10	2,983,990.00	0.81	651	86.62	7.508	72.78
10.01 - 15.00	14	5,517,152.45	1.50	649	82.46	6.416	74.06
15.01 - 20.00	29	9,497,711.54	2.58	654	79.97	6.932	54.73
20.01 - 25.00	36	11,569,376.59	3.14	667	82.05	7.060	65.02
25.01 - 30.00	56	17,037,857.21	4.62	687	78.70	6.833	77.99
30.01 - 35.00	79	24,108,800.77	6.54	660	78.06	6.695	88.07
35.01 - 40.00	151	43,555,798.53	11.82	671	79.66	6.795	91.64
40.01 - 45.00	268	83,983,834.00	22.79	669	80.13	6.718	96.09
45.01 - 50.00	427	135,321,527.10	36.72	671	80.48	6.687	97.53
50.01 - 55.00	98	32,719,633.26	8.88	647	81.72	6.587	91.92
55.01 - 60.00	3	952,738.00	0.26	648	78.77	7.055	100.00
Total:	1,175	$368,528,018.65	100.00%	667	80.30%	6.729%	91.68%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

SILENT SECOND COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	2	$34,200.00	0.00%	601	19.89%	11.130%	100.00%
25,001 - 50,000	112	4,840,655.50	0.47	637	85.96	9.198	48.50
50,001 - 75,000	356	22,353,350.00	2.17	630	85.11	8.811	58.18
75,001 - 100,000	431	37,572,703.00	3.64	629	83.66	7.806	71.23
100,001 - 125,000	429	48,262,537.00	4.68	633	82.28	7.588	86.77
125,001 - 150,000	367	50,225,844.60	4.87	642	81.64	7.466	90.55
150,001 - 175,000	333	53,838,479.00	5.22	646	80.82	7.128	93.11
175,001 - 200,000	293	54,919,058.00	5.33	653	80.95	6.985	93.88
200,001 - 250,000	472	106,710,688.59	10.35	655	80.64	7.021	94.93
250,001 - 300,000	420	115,173,262.20	11.17	661	80.36	6.835	95.28
300,001 - 400,000	589	203,918,665.80	19.77	664	80.28	6.802	98.51
400,001 - 500,000	247	110,139,916.40	10.68	671	80.29	6.740	96.71
500,001 - 600,000	139	75,776,998.00	7.35	668	80.21	6.840	98.58
600,001 - 700,000	125	81,307,427.00	7.88	671	80.27	6.852	97.62
700,001 or Greater	86	66,197,538.00	6.42	679	79.32	7.277	97.41
Total:	4,401	$1,031,271,323.09	100.00%	659	80.74%	7.046%	93.88%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	2	$34,033.35	0.00%	601	19.89%	11.130%	100.00%
25,001 - 50,000	113	4,885,957.22	0.47	637	86.00	9.210	48.01
50,001 - 75,000	356	22,358,052.59	2.17	630	85.08	8.799	58.45
75,001 - 100,000	430	37,463,782.29	3.64	629	83.67	7.809	71.17
100,001 - 125,000	429	48,220,362.81	4.68	633	82.28	7.588	86.77
125,001 - 150,000	367	50,184,947.87	4.87	642	81.64	7.466	90.55
150,001 - 175,000	334	53,964,983.22	5.24	646	80.82	7.132	93.13
175,001 - 200,000	292	54,700,859.20	5.31	653	80.95	6.981	93.86
200,001 - 250,000	472	106,630,910.74	10.35	655	80.64	7.021	94.93
250,001 - 300,000	420	115,096,840.98	11.17	661	80.36	6.835	95.28
300,001 - 400,000	589	203,793,794.82	19.78	664	80.28	6.802	98.51
400,001 - 500,000	248	110,578,008.49	10.73	671	80.29	6.739	96.73
500,001 - 600,000	138	75,197,719.35	7.30	668	80.21	6.842	98.57
600,001 - 700,000	125	81,258,004.83	7.89	671	80.27	6.852	97.62
700,001 or Greater	86	66,163,637.38	6.42	679	79.32	7.277	97.41
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FICO SCORES

FICO Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
501 - 525	16	$2,350,399.70	0.23%	516	80.99%	9.204%	91.69%
526 - 550	49	5,982,380.72	0.58	542	84.16	8.579	92.29
551 - 575	163	24,814,462.88	2.41	567	86.42	8.199	91.63
576 - 600	497	77,730,497.91	7.54	587	81.16	7.124	95.94
601 - 625	693	141,872,036.75	13.77	615	80.76	6.945	93.57
626 - 650	946	217,352,462.54	21.09	638	80.70	7.154	93.22
651 - 675	731	191,108,566.90	18.54	662	80.34	7.006	95.67
676 - 700	612	175,522,586.17	17.03	687	80.30	6.875	93.91
701 - 725	344	92,079,894.73	8.94	712	80.55	6.978	93.43
726 - 750	204	58,641,104.50	5.69	737	80.53	6.888	93.68
751 - 775	93	26,525,052.38	2.57	761	80.41	6.850	92.59
776 - 800	47	14,042,613.36	1.36	786	80.96	7.004	81.32
801 - 825	6	2,509,836.60	0.24	806	80.00	7.445	100.00
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	2	$452,911.24	0.04%	668	80.00%	7.436%	100.00%
301 - 360	2,631	533,963,861.48	51.81	661	81.03	7.138	91.51
421 - 480	1,768	496,115,122.42	48.14	657	80.42	6.947	96.43
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	2	$452,911.24	0.04%	668	80.00%	7.436%	100.00%
181 - 348	1	369,382.68	0.04	630	80.00	5.990	100.00
349 - 360	2,630	533,594,478.80	51.78	661	81.03	7.139	91.51
421 - 480	1,768	496,115,122.42	48.14	657	80.42	6.947	96.43
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	3,057	$705,112,551.05	68.42%	659	80.79%	7.056%	93.97%
PUD	618	157,919,239.16	15.32	650	80.42	6.976	98.13
Condominium	388	83,332,619.49	8.09	662	80.31	6.918	98.37
2 - 4 Units	326	82,751,114.99	8.03	672	81.34	7.219	80.52
Townhouse	12	1,416,370.45	0.14	638	80.90	7.420	92.37
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Owner-Occupied	3,863	$967,498,744.63	93.88%	659	80.25%	6.950%	100.00%
Investment Prop.	520	58,863,601.95	5.71	663	88.19	8.580	0.00
Second Home	18	4,169,548.56	0.40	660	88.66	7.770	0.00
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	4,008	$915,930,592.44	88.88%	661	80.90%	7.082%	93.18%
Refi – Cash Out	323	96,811,498.42	9.39	648	79.45	6.753	99.67
Refi – Rate/Term	70	17,789,804.28	1.73	647	79.19	6.823	98.84
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to- Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	3	$163,033.35	0.02%	656	37.08%	7.546%	100.00%
50.01 - 60.00	2	239,879.78	0.02	528	55.42	8.016	100.00
60.01 - 70.00	9	3,952,778.24	0.38	651	68.37	7.117	99.06
70.01 - 80.00	3,642	934,118,557.40	90.64	662	79.94	6.891	99.54
80.01 - 90.00	652	80,682,731.35	7.83	642	88.74	8.552	27.68
90.01 - 100.00	93	11,374,915.02	1.10	585	94.85	9.053	97.05
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	22	$2,084,681.56	0.20%	608	85.17%	8.199%	84.47%
Alaska	20	4,185,740.81	0.41	672	80.00	6.989	100.00
Arizona	46	8,475,114.20	0.82	648	80.68	7.186	98.40
Arkansas	9	740,081.42	0.07	595	89.74	9.035	42.43
California	1,174	430,013,575.18	41.73	667	80.07	6.776	99.22
Colorado	132	26,288,157.31	2.55	637	80.53	6.906	91.21
Connecticut	15	2,177,021.98	0.21	649	80.00	7.282	100.00
Florida	356	76,183,033.13	7.39	661	80.29	7.039	96.80
Georgia	156	27,384,547.58	2.66	650	83.46	7.668	71.93
Hawaii	7	3,455,343.81	0.34	657	80.00	6.546	100.00
Idaho	1	147,873.82	0.01	657	80.00	6.800	100.00
Illinois	354	71,689,514.80	6.96	659	81.19	7.256	88.66
Indiana	53	4,347,076.08	0.42	627	83.46	7.974	68.09
Iowa	11	987,454.42	0.10	619	81.11	7.871	90.85
Kansas	8	720,193.92	0.07	621	81.60	7.621	77.74
Kentucky	8	797,161.91	0.08	612	80.66	7.404	100.00
Louisiana	5	804,723.61	0.08	652	80.41	7.129	100.00
Maine	2	332,620.44	0.03	759	85.41	7.849	45.92
Maryland	142	36,029,363.31	3.50	668	80.29	6.926	97.04
Massachusetts	87	23,026,554.08	2.23	674	80.41	7.091	92.95
Michigan	199	20,719,997.10	2.01	645	85.60	8.256	50.84
Minnesota	36	6,991,718.74	0.68	649	82.37	7.301	80.87
Missouri	35	3,329,543.13	0.32	620	86.75	8.220	70.90
Montana	4	1,106,304.39	0.11	694	80.00	6.316	100.00
Nebraska	14	1,864,571.72	0.18	630	79.78	8.279	85.63

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Nevada	30	8,812,412.73	0.86	659	79.99	6.729	100.00
New Hampshire	8	1,558,628.52	0.15	674	82.98	7.180	70.20
New Jersey	95	26,291,158.10	2.55	665	80.42	7.184	93.13
New Mexico	10	1,121,593.34	0.11	633	82.95	7.582	89.25
New York	108	38,235,027.79	3.71	681	79.99	6.899	98.79
North Carolina	58	7,293,241.94	0.71	615	84.25	7.734	80.82
North Dakota	2	214,977.36	0.02	637	80.00	7.941	100.00
Ohio	73	6,582,714.15	0.64	616	88.06	8.331	27.00
Oklahoma	24	2,223,526.75	0.22	612	84.78	8.155	82.08
Oregon	91	19,953,739.57	1.94	655	80.31	6.750	98.81
Pennsylvania	55	6,886,180.97	0.67	637	81.82	7.293	90.27
Rhode Island	15	3,960,659.35	0.38	654	80.39	7.095	92.18
South Carolina	16	2,521,385.62	0.24	625	82.13	7.766	93.09
South Dakota	2	266,002.19	0.03	617	80.00	7.161	100.00
Tennessee	112	12,230,531.19	1.19	641	82.22	7.713	79.30
Texas	414	47,187,144.48	4.58	626	82.13	7.909	89.55
Utah	28	6,054,937.99	0.59	674	81.48	7.547	84.19
Vermont	3	253,776.56	0.02	639	80.00	7.447	100.00
Washington	183	37,766,374.08	3.66	642	80.10	6.684	97.51
Virginia	124	39,085,835.86	3.79	666	80.04	7.023	99.77
West Virginia	5	595,906.07	0.06	686	80.94	7.331	100.00
Wisconsin	39	4,668,043.90	0.45	619	82.63	7.904	85.90
Wyoming	4	816,706.80	0.08	637	80.00	6.632	100.00
Washington DC	6	2,069,421.38	0.20	633	80.00	6.395	100.00
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

Number of States Represented:  49 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	2,319	$601,826,534.41	58.40%	675	80.64%	7.259%	93.41%
Full Doc	1,972	398,684,681.30	38.69	637	80.84	6.736	94.23
Limited Doc	110	30,020,679.43	2.91	630	81.23	6.900	98.80
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	35	$12,932,508.40	1.25%	656	79.61%	5.396%	100.00%
5.501 - 6.000	244	73,720,107.91	7.15	661	79.99	5.831	100.00
6.001 - 6.500	643	191,692,861.10	18.60	662	79.99	6.310	99.56
6.501 - 7.000	1,075	287,376,417.57	27.89	664	79.92	6.769	98.97
7.001 - 7.500	885	220,909,265.69	21.44	666	80.11	7.259	98.57
7.501 - 8.000	607	132,345,919.05	12.84	655	80.86	7.740	92.05
8.001 - 8.500	323	50,406,830.12	4.89	646	83.36	8.258	68.47
8.501 - 9.000	239	30,021,412.97	2.91	635	86.38	8.737	52.08
9.001 - 9.500	157	16,449,079.79	1.60	604	90.02	9.249	53.92
9.501 - 10.000	90	8,188,264.20	0.79	595	87.97	9.768	61.11
10.001 - 10.500	46	3,413,304.13	0.33	617	89.57	10.238	36.24
10.501 - 11.000	44	2,417,555.31	0.23	655	89.13	10.697	26.93
11.001 - 11.500	9	454,488.99	0.04	654	89.35	11.157	6.33
11.501 - 12.000	4	203,879.91	0.02	607	80.93	11.645	32.46
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	267	$35,748,419.51	3.47%	655	81.27%	7.553%	89.88%
11.001 - 11.500	35	12,932,508.40	1.25	656	79.61	5.396	100.00
11.501 - 12.000	244	73,720,107.91	7.15	661	79.99	5.831	100.00
12.001 - 12.500	617	183,521,440.36	17.81	662	79.99	6.309	99.54
12.501 - 13.000	1,043	281,548,644.40	27.32	664	79.92	6.769	98.95
13.001 - 13.500	845	214,879,057.61	20.85	666	80.11	7.258	98.58
13.501 - 14.000	557	124,848,110.63	12.11	655	80.92	7.740	91.73
14.001 - 14.500	298	47,999,558.96	4.66	647	83.50	8.258	67.07
14.501 - 15.000	216	28,339,145.81	2.75	635	86.39	8.738	51.71
15.001 - 15.500	150	15,958,325.48	1.55	604	90.14	9.249	53.16
15.501 - 16.000	73	6,865,943.87	0.67	590	87.80	9.777	60.39
16.001 - 16.500	36	2,916,504.60	0.28	616	89.95	10.239	36.80
16.501 - 17.000	15	981,800.78	0.10	582	88.00	10.718	48.20
17.001 - 17.500	2	88,241.17	0.01	580	86.63	11.335	32.62
17.501 - 18.000	3	184,085.65	0.02	609	87.48	11.613	25.20
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	267	$35,748,419.51	3.47%	655	81.27%	7.553%	89.88%
4.501 - 5.000	4,085	983,666,060.13	95.45	659	80.72	7.021	94.02
5.501 - 6.000	19	2,889,540.17	0.28	626	80.89	7.302	92.66
6.501 - 7.000	29	8,080,275.33	0.78	657	80.47	7.753	96.94
7.501 - 8.000	1	147,600.00	0.01	683	90.00	7.800	0.00
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	267	$35,748,419.51	3.47%	655	81.27%	7.553%	89.88%
2006-01	1	199,310.62	0.02	753	90.00	7.050	0.00
2006-02	9	2,424,019.83	0.24	685	81.33	7.641	73.20
2006-03	5	2,670,207.79	0.26	684	80.21	7.436	75.66
2006-08	1	369,382.68	0.04	630	80.00	5.990	100.00
2007-02	2	875,000.00	0.08	637	70.50	7.029	100.00
2007-04	6	1,623,209.34	0.16	741	80.00	8.057	38.59
2007-05	9	1,765,932.81	0.17	642	80.45	7.247	95.53
2007-06	43	9,966,926.53	0.97	662	79.18	6.974	100.00
2007-07	447	110,297,897.52	10.70	662	80.88	7.141	92.95
2007-08	2,538	602,773,736.74	58.49	657	80.51	6.968	95.93
2007-09	557	149,952,789.89	14.55	663	81.57	7.146	88.70
2008-02	1	59,145.24	0.01	643	90.00	8.550	0.00
2008-04	1	387,828.07	0.04	713	80.00	7.950	100.00
2008-07	33	8,092,421.13	0.79	680	81.19	7.248	85.22
2008-08	346	70,503,574.18	6.84	657	80.46	7.042	95.24
2008-09	100	24,455,225.96	2.37	677	81.77	7.133	87.76
2010-07	3	513,572.56	0.05	665	79.96	7.048	100.00
2010-08	18	4,272,083.48	0.41	658	79.97	6.648	100.00
2010-09	14	3,581,211.26	0.35	656	79.62	6.609	100.00
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,249	$296,683,028.17	28.79%	664	80.83%	7.237%	92.65%
7 - 12	142	52,472,912.38	5.09	665	80.45	7.120	94.78
13 - 24	2,383	564,770,127.79	54.80	657	80.64	6.941	95.02
25 - 36	627	116,605,826.80	11.32	654	81.11	7.037	91.08
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	1,405	$226,783,393.75	22.01%	645	82.04%	7.484%	84.30%
2/38 ARM	1,521	441,250,311.97	42.82	658	80.37	6.922	96.96
3/27 ARM	203	37,374,557.21	3.63	662	81.36	7.230	91.13
3/37 ARM	210	46,663,301.45	4.53	655	80.90	7.127	91.25
5/25 ARM	17	4,041,602.67	0.39	656	80.89	6.716	100.00
6 Month LIBOR	15	5,293,538.24	0.51	687	81.09	7.516	71.68
Fixed - 15 Yr	2	452,911.24	0.04	668	80.00	7.436	100.00
Fixed - 30 Yr	228	27,093,999.27	2.63	652	81.56	7.648	87.42
Fixed - 40 Yr	37	8,201,509.00	0.80	666	80.41	7.244	97.45
2/28 ARM – 2 Yr IO	677	209,591,169.79	20.34	675	79.99	6.733	99.39
3/27 ARM – 3 Yr IO	68	19,460,335.92	1.89	690	79.64	6.699	98.94
5/25 ARM – 5 Yr IO	18	4,325,264.63	0.42	658	78.82	6.600	100.00
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AP	4,185	$980,199,965.64	95.12%	661	80.69%	7.028%	94.01%
A	180	44,854,781.28	4.35	632	81.13	7.262	91.88
A-	10	1,901,011.22	0.18	633	83.93	8.059	88.92
B+	12	1,667,080.00	0.16	592	93.32	9.277	83.80
B	10	1,163,931.42	0.11	568	80.49	8.077	82.23
B-	1	105,173.27	0.01	602	90.00	8.550	100.00
C	2	380,330.98	0.04	594	83.55	7.429	100.00
D	1	259,621.33	0.03	575	65.00	9.600	100.00
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

DEBT-TO-INCOME RATIO OF THE LOANS

Debt-to-Income Ratio	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	10	$3,789,221.38	0.37%	661	78.56%	6.784%	87.86%
5.01 - 10.00	26	5,248,199.27	0.51	671	83.19	7.568	48.12
10.01 - 15.00	48	8,271,044.69	0.80	661	83.11	7.478	55.07
15.01 - 20.00	88	15,719,881.90	1.53	654	83.65	7.531	54.54
20.01 - 25.00	166	26,712,720.21	2.59	653	82.73	7.374	74.16
25.01 - 30.00	254	39,670,997.91	3.85	666	81.97	7.301	79.29
30.01 - 35.00	380	70,283,884.66	6.82	654	81.29	7.164	89.45
35.01 - 40.00	727	153,382,213.61	14.88	660	80.68	7.118	95.90
40.01 - 45.00	1,058	262,485,677.90	25.47	661	80.43	7.024	96.02
45.01 - 50.00	1,602	432,939,792.50	42.01	659	80.50	6.938	98.05
50.01 - 55.00	38	11,026,209.03	1.07	641	78.73	7.160	88.57
55.01 - 60.00	3	489,290.23	0.05	577	85.48	8.843	100.00
100.01 or Greater	1	512,761.85	0.05	656	80.00	5.850	100.00
Total:	4,401	$1,030,531,895.14	100.00%	659	80.74%	7.046%	93.88%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

40 YEAR COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	17	$730,130.00	0.08%	633	89.37%	9.085%	28.55%
50,001 - 75,000	71	4,701,864.00	0.51	636	84.57	8.540	53.56
75,001 - 100,000	159	13,877,255.00	1.50	636	85.12	7.906	61.96
100,001 - 125,000	210	23,735,947.00	2.56	639	84.15	7.678	71.29
125,001 - 150,000	247	34,084,335.60	3.67	638	83.37	7.674	72.90
150,001 - 175,000	247	39,925,324.00	4.30	641	83.46	7.455	75.94
175,001 - 200,000	220	41,250,980.50	4.45	641	82.25	7.276	83.29
200,001 - 250,000	446	100,943,434.59	10.88	641	83.03	7.348	83.46
250,001 - 300,000	417	114,356,341.20	12.32	648	82.99	7.110	83.75
300,001 - 400,000	551	191,100,946.80	20.59	648	83.32	7.176	85.12
400,001 - 500,000	251	111,347,009.00	12.00	659	83.60	7.113	83.67
500,001 - 600,000	146	80,152,061.00	8.64	649	83.53	7.207	86.28
600,001 - 700,000	133	86,895,519.00	9.36	660	82.82	7.132	88.88
700,001 or Greater	107	84,858,247.00	9.14	656	79.27	7.287	91.81
Total:	3,222	$927,959,394.69	100.00%	649	82.90%	7.255%	83.83%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	17	$729,883.96	0.08%	633	89.37%	9.085%	28.55%
50,001 - 75,000	71	4,699,757.39	0.51	636	84.57	8.540	53.56
75,001 - 100,000	159	13,869,991.16	1.50	636	85.12	7.906	61.96
100,001 - 125,000	210	23,723,219.40	2.56	639	84.15	7.678	71.29
125,001 - 150,000	247	34,064,653.75	3.67	638	83.37	7.674	72.90
150,001 - 175,000	247	39,900,293.61	4.30	641	83.46	7.455	75.94
175,001 - 200,000	220	41,222,495.61	4.45	641	82.25	7.276	83.29
200,001 - 250,000	446	100,882,551.41	10.88	641	83.03	7.348	83.46
250,001 - 300,000	417	114,274,354.07	12.32	648	82.99	7.110	83.75
300,001 - 400,000	552	191,351,856.77	20.64	648	83.34	7.173	85.15
400,001 - 500,000	251	111,375,443.62	12.01	659	83.56	7.114	83.68
500,001 - 600,000	146	80,177,996.55	8.65	650	83.56	7.216	85.58
600,001 - 700,000	132	86,164,197.73	9.29	660	82.81	7.127	89.47
700,001 or Greater	107	84,815,766.11	9.15	656	79.27	7.287	91.81
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FICO SCORES

FICO Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
451 - 475	1	$413,000.00	0.04%	475	89.78%	8.150%	100.00%
501 - 525	3	1,597,196.26	0.17	519	77.43	7.846	100.00
526 - 550	16	4,202,684.15	0.45	544	80.64	7.814	95.65
551 - 575	216	58,661,847.48	6.33	565	83.56	7.998	91.02
576 - 600	427	103,087,587.60	11.12	588	82.80	7.365	91.55
601 - 625	521	143,446,074.43	15.47	614	83.15	7.229	90.45
626 - 650	652	192,003,311.49	20.71	638	82.45	7.266	85.92
651 - 675	508	147,522,076.27	15.91	662	82.58	7.216	80.88
676 - 700	405	125,668,593.29	13.55	687	83.00	7.041	78.10
701 - 725	235	71,912,846.51	7.76	712	83.53	7.155	69.57
726 - 750	141	44,722,157.92	4.82	736	84.05	7.042	77.41
751 - 775	59	21,455,782.75	2.31	762	82.97	7.025	77.23
776 - 800	35	11,233,876.93	1.21	787	80.62	6.952	82.09
801 - 825	3	1,325,426.06	0.14	807	83.15	7.486	68.46
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
421 - 480	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
421 - 480	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	2,178	$626,488,405.06	67.56%	647	82.78%	7.236%	87.32%
PUD	443	138,150,949.91	14.90	644	81.96	7.117	90.42
2 – 4 Units	275	89,968,103.69	9.70	668	84.50	7.566	53.34
Condominium	322	72,046,240.53	7.77	653	83.72	7.291	79.27
Townhouse	4	598,761.95	0.06	693	87.51	7.485	45.60
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Owner-Occupied	2,583	$777,315,584.87	83.83%	646	81.98%	7.110%	100.00%
Investment	568	129,208,591.00	13.93	668	87.72	8.104	0.00
Second Home	71	20,728,285.27	2.24	672	87.53	7.388	0.00
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	2,257	$619,766,252.31	66.84%	660	82.97%	7.216%	83.17%
Refi – Cash Out	876	281,941,114.48	30.41	628	82.69	7.330	85.21
Refi – Rate/Term	89	25,545,094.35	2.75	633	83.66	7.368	84.64
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to- Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	20	$3,566,687.03	0.38%	593	42.06%	6.764%	95.52%
50.01 - 60.00	24	9,108,291.89	0.98	630	56.22	6.642	84.09
60.01 - 70.00	71	21,884,525.81	2.36	614	66.47	6.884	88.48
70.01 - 80.00	1,838	549,113,197.79	59.22	654	79.71	6.889	97.55
80.01 - 90.00	973	267,847,453.48	28.89	651	88.66	7.802	52.95
90.01 - 100.00	296	75,732,305.14	8.17	622	95.55	8.177	91.63
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	8	$1,611,578.09	0.17%	607	72.43%	8.162%	91.90%
Alaska	11	2,314,386.61	0.25	641	86.54	7.548	94.17
Arizona	52	10,200,928.53	1.10	641	84.66	7.563	74.75
Arkansas	1	228,000.00	0.02	597	100.00	8.000	100.00
California	1,290	479,869,112.89	51.75	653	82.03	7.099	85.14
Colorado	112	22,685,435.29	2.45	634	82.80	7.147	82.88
Connecticut	18	3,701,848.30	0.40	626	84.67	7.735	68.85
Florida	316	67,785,227.57	7.31	649	83.93	7.495	71.56
Georgia	102	17,690,665.67	1.91	631	87.27	7.827	74.85
Hawaii	10	5,188,803.82	0.56	653	81.04	6.685	90.76
Illinois	200	44,499,746.02	4.80	644	84.27	7.622	80.30
Indiana	12	1,412,631.99	0.15	617	86.73	7.748	89.40
Iowa	1	62,983.94	0.01	738	90.00	8.400	0.00
Kansas	12	1,032,659.29	0.11	643	88.97	8.184	40.59
Kentucky	3	160,255.85	0.02	597	94.55	9.359	45.54
Louisiana	1	431,748.55	0.05	650	80.00	5.450	100.00
Maryland	119	33,820,157.68	3.65	651	82.67	7.186	92.39
Massachusetts	51	15,763,726.86	1.70	663	84.21	7.356	86.71
Michigan	49	5,740,730.40	0.62	633	87.96	8.182	45.76
Minnesota	23	4,647,222.80	0.50	625	88.71	7.798	72.57
Missouri	13	1,235,522.15	0.13	661	91.13	8.508	28.22
Montana	4	550,544.36	0.06	658	82.03	7.061	79.73
Nebraska	8	921,669.22	0.10	599	84.63	7.957	77.94
Nevada	41	13,572,161.97	1.46	642	83.17	7.172	86.06
New Hampshire	3	608,890.19	0.07	636	89.13	6.793	73.70

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
New Jersey	90	27,513,791.41	2.97	649	86.21	7.581	86.18
New Mexico	1	95,968.25	0.01	590	80.00	7.500	100.00
New York	53	22,952,973.71	2.48	669	82.22	7.343	74.38
North Carolina	23	3,599,848.36	0.39	625	84.33	7.522	90.43
North Dakota	2	214,977.36	0.02	637	80.00	7.941	100.00
Ohio	19	2,901,252.74	0.31	615	94.32	8.166	90.18
Oklahoma	7	625,270.40	0.07	619	85.14	8.232	100.00
Oregon	74	16,505,452.77	1.78	645	84.37	7.134	87.34
Pennsylvania	17	2,475,037.25	0.27	634	88.90	7.800	86.42
Rhode Island	12	2,591,125.48	0.28	637	81.36	7.096	100.00
South Carolina	7	1,566,273.90	0.17	613	83.19	8.259	64.28
South Dakota	1	82,287.29	0.01	608	80.00	6.850	100.00
Tennessee	33	5,995,204.04	0.65	621	87.68	7.873	96.47
Texas	75	14,894,497.39	1.61	644	81.44	7.715	85.28
Utah	22	4,005,093.65	0.43	648	83.49	7.734	66.12
Vermont	1	156,716.52	0.02	652	95.00	9.000	0.00
Washington	184	40,019,358.82	4.32	638	83.23	7.161	88.34
Virginia	98	33,916,173.31	3.66	652	81.04	7.154	97.48
West Virginia	3	510,695.94	0.06	694	80.00	7.145	100.00
Wisconsin	19	2,441,841.57	0.26	619	85.54	7.975	95.06
Wyoming	3	724,354.85	0.08	633	80.00	6.687	100.00
Washington DC	18	7,727,628.09	0.83	635	81.84	7.046	78.07
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

Number of States Represented: 46 and the District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	1,831	$561,150,496.54	60.52%	664	82.48%	7.434%	82.34%
Full Doc	1,305	340,141,267.73	36.68	628	83.56	6.963	85.61
Limited Doc	86	25,960,696.87	2.80	612	83.44	7.195	92.70
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	35	$13,984,527.45	1.51%	667	76.51%	5.404%	100.00%
5.501 - 6.000	150	50,237,448.09	5.42	652	78.93	5.826	98.51
6.001 - 6.500	415	130,709,427.75	14.10	656	79.22	6.320	98.36
6.501 - 7.000	678	201,010,832.98	21.68	657	80.62	6.787	94.13
7.001 - 7.500	657	199,502,608.10	21.52	655	82.60	7.283	87.67
7.501 - 8.000	563	165,482,424.91	17.85	646	84.48	7.756	76.31
8.001 - 8.500	326	85,858,546.27	9.26	637	88.13	8.265	59.51
8.501 - 9.000	230	52,959,306.39	5.71	625	89.88	8.742	56.07
9.001 - 9.500	120	19,405,077.37	2.09	605	91.22	9.235	53.33
9.501 - 10.000	29	5,413,740.23	0.58	581	87.56	9.659	53.66
10.001 - 10.500	14	2,172,433.61	0.23	629	91.63	10.212	26.01
10.501 - 11.000	5	516,087.99	0.06	595	91.59	10.692	55.49
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	88	$21,354,821.63	2.30%	655	78.50%	7.267%	91.04%
11.001 - 11.500	35	13,984,527.45	1.51	667	76.51	5.404	100.00
11.501 - 12.000	150	50,237,448.09	5.42	652	78.93	5.826	98.51
12.001 - 12.500	395	124,169,046.30	13.39	655	79.57	6.317	98.27
12.501 - 13.000	665	198,002,895.57	21.35	657	80.72	6.786	94.08
13.001 - 13.500	637	195,362,220.07	21.07	655	82.66	7.283	87.59
13.501 - 14.000	545	162,541,842.56	17.53	646	84.56	7.759	76.16
14.001 - 14.500	318	82,750,947.59	8.92	637	88.29	8.265	58.75
14.501 - 15.000	226	52,160,519.35	5.63	623	89.84	8.740	55.84
15.001 - 15.500	118	18,859,673.23	2.03	604	91.03	9.239	51.98
15.501 - 16.000	27	5,220,972.41	0.56	581	87.29	9.654	53.81
16.001 - 16.500	14	2,172,433.61	0.23	629	91.63	10.212	26.01
16.501 - 17.000	4	435,113.28	0.05	596	91.88	10.709	65.82
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	88	$21,354,821.63	2.30%	655	78.50%	7.267%	91.04%
4.501 - 5.000	3,045	877,077,869.56	94.59	651	83.02	7.239	83.47
5.501 - 6.000	68	22,959,977.54	2.48	586	82.61	7.721	89.03
6.501 - 7.000	21	5,859,792.41	0.63	659	81.79	7.780	90.96
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	88	$21,354,821.63	2.30%	655	78.50%	7.267%	91.04%
2007-05	9	2,058,397.77	0.22	637	81.52	7.249	100.00
2007-06	35	8,896,341.22	0.96	643	81.28	7.157	97.15
2007-07	447	132,430,160.72	14.28	649	84.67	7.497	73.56
2007-08	1,923	564,460,611.49	60.87	650	82.17	7.121	88.94
2007-09	327	104,256,153.47	11.24	648	85.68	7.661	65.67
2008-04	1	387,828.07	0.04	713	80.00	7.950	100.00
2008-05	1	267,608.71	0.03	562	80.00	7.950	100.00
2008-07	31	8,202,313.91	0.88	647	85.93	7.427	73.24
2008-08	275	64,632,421.59	6.97	647	81.30	7.125	89.70
2008-09	85	20,305,802.56	2.19	652	86.97	7.647	71.83
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	897	$255,779,637.80	27.58%	654	83.86%	7.570%	79.50%
7 - 12	171	67,682,676.50	7.30	657	83.14	7.436	80.10
13 - 24	1,735	502,192,475.92	54.16	647	82.50	7.121	86.11
25 - 36	419	101,597,670.92	10.96	641	82.31	7.000	85.96
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/38 ARM	2,741	$812,101,664.67	87.58%	649	83.02%	7.253%	83.57%
3/37 ARM	393	93,795,974.84	10.12	648	82.93	7.270	84.47
Fixed - 40 Yr	88	21,354,821.63	2.30	655	78.50	7.267	91.04
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AP	2,830	803,548,120.31	86.66	655	82.82	7.204	83.61
A	228	$69,483,719.44	7.49%	619	83.25%	7.444%	83.70%
A-	95	31,073,275.22	3.35	615	85.33	7.845	84.25
B+	37	12,097,916.10	1.30	595	82.08	7.901	94.77
B	31	10,885,483.54	1.17	592	81.18	7.414	87.02
C	1	163,946.53	0.02	575	80.00	7.550	100.00
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

DEBT-TO-INCOME RATIO OF THE LOANS

Debt-to-Income Ratio	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	9	$3,177,317.59	0.34%	636	78.73%	8.275%	11.24%
5.01 - 10.00	24	6,256,618.48	0.67	676	85.40	7.295	32.02
10.01 - 15.00	42	14,694,712.14	1.58	662	86.99	7.779	30.19
15.01 - 20.00	89	21,369,990.07	2.30	658	86.18	7.632	29.69
20.01 - 25.00	137	33,095,193.92	3.57	653	83.84	7.502	54.20
25.01 - 30.00	221	52,702,689.12	5.68	656	83.66	7.586	55.33
30.01 - 35.00	291	71,707,525.76	7.73	645	83.56	7.372	79.73
35.01 - 40.00	454	125,141,587.60	13.50	652	82.24	7.193	87.25
40.01 - 45.00	714	203,736,253.78	21.97	649	82.54	7.218	91.82
45.01 - 50.00	1,035	326,219,298.60	35.18	650	82.61	7.114	94.71
50.01 - 55.00	198	66,340,605.53	7.15	632	82.89	7.390	78.19
55.01 - 60.00	5	1,405,174.95	0.15	592	84.84	7.428	100.00
65.01 - 70.00	1	120,000.00	0.01	622	80.00	7.200	100.00
85.01 - 90.00	1	772,731.75	0.08	725	85.00	6.050	100.00
100.01 or Greater	1	512,761.85	0.06	656	80.00	5.850	100.00
Total:	3,222	$927,252,461.14	100.00%	649	82.90%	7.255%	83.83%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

GROUP I COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	10	$216,200.00	0.02%	614	62.58%	9.166%	68.74%
25,001 - 50,000	364	15,195,962.50	1.20	629	85.65	9.176	47.30
50,001 - 75,000	646	40,730,752.00	3.21	631	85.97	8.862	50.78
75,001 - 100,000	819	71,195,580.00	5.60	628	85.13	8.066	63.67
100,001 - 125,000	759	85,609,457.00	6.74	628	83.92	7.900	75.37
125,001 - 150,000	750	103,312,409.60	8.13	633	83.48	7.788	76.31
150,001 - 175,000	659	106,696,384.00	8.40	634	82.92	7.503	80.71
175,001 - 200,000	575	108,089,536.00	8.51	639	81.88	7.313	83.86
200,001 - 250,000	962	217,001,783.59	17.08	638	82.44	7.351	84.71
250,001 - 300,000	835	229,279,314.20	18.05	646	82.42	7.132	83.26
300,001 - 400,000	769	255,844,302.00	20.14	652	82.13	7.078	85.56
400,001 - 500,000	73	31,702,770.00	2.50	664	84.07	7.333	64.55
500,001 - 600,000	3	1,566,500.00	0.12	687	80.88	6.391	64.88
600,001 - 700,000	6	3,973,525.00	0.31	695	85.77	7.592	17.76
Total:	7,230	$1,270,414,475.89	100.00%	641	82.90%	7.448%	79.45%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	10	$215,625.50	0.02%	614	62.58%	9.166%	68.74%
25,001 - 50,000	365	15,226,362.51	1.20	629	85.66	9.180	47.14
50,001 - 75,000	646	40,716,537.20	3.21	631	85.95	8.856	50.93
75,001 - 100,000	818	71,050,507.81	5.60	628	85.14	8.067	63.63
100,001 - 125,000	759	85,532,000.05	6.74	628	83.92	7.900	75.37
125,001 - 150,000	751	103,367,125.48	8.14	633	83.49	7.790	76.35
150,001 - 175,000	659	106,620,614.59	8.40	634	82.89	7.502	80.72
175,001 - 200,000	575	108,001,718.24	8.51	639	81.89	7.310	83.86
200,001 - 250,000	962	216,883,084.14	17.09	638	82.42	7.352	84.71
250,001 - 300,000	834	228,859,120.27	18.03	646	82.44	7.131	83.24
300,001 - 400,000	769	255,653,742.11	20.14	652	82.13	7.078	85.56
400,001 - 500,000	73	31,679,781.47	2.50	664	84.07	7.333	64.55
500,001 - 600,000	4	2,137,321.89	0.17	703	81.98	6.808	47.53
600,001 - 700,000	5	3,292,735.60	0.26	686	85.90	7.530	20.85
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FICO SCORES

FICO Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
501 - 525	68	$11,311,174.71	0.89%	522	75.36%	8.408%	94.74%
526 - 550	282	43,561,404.39	3.43	539	78.26	8.280	93.42
551 - 575	585	91,429,895.50	7.20	565	84.13	8.106	91.43
576 - 600	995	152,902,339.98	12.05	588	82.86	7.575	89.44
601 - 625	1,225	211,682,514.06	16.68	614	82.72	7.325	84.34
626 - 650	1,371	238,570,895.71	18.80	638	83.05	7.458	77.77
651 - 675	1,004	188,245,293.83	14.83	662	82.88	7.333	75.76
676 - 700	771	151,951,947.21	11.97	687	83.05	7.202	71.76
701 - 725	472	89,557,875.36	7.06	712	83.81	7.235	68.40
726 - 750	252	49,534,764.88	3.90	737	83.84	7.207	66.71
751 - 775	136	28,782,798.82	2.27	762	83.80	7.107	68.86
776 - 800	52	9,409,757.62	0.74	785	82.80	7.064	65.87
801 - 825	17	2,295,614.79	0.18	805	87.56	7.782	26.06
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	29	$2,316,667.62	0.18%	604	68.57%	7.856%	89.50%
181 - 240	4	402,160.98	0.03	581	97.23	9.602	100.00
301 - 360	4,935	786,120,014.59	61.94	637	82.99	7.556	78.46
421 - 480	2,262	480,397,433.67	37.85	647	82.80	7.268	81.00
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	29	$2,316,667.62	0.18%	604	68.57%	7.856%	89.50%
181 - 348	5	698,160.98	0.06	583	89.03	8.393	100.00
349 - 360	4,934	785,824,014.59	61.91	637	83.00	7.557	78.46
421 - 480	2,262	480,397,433.67	37.85	647	82.80	7.268	81.00
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	5,073	$834,642,674.40	65.76%	636	82.94%	7.498%	82.23%
2 - 4 Units	708	166,009,345.75	13.08	662	83.62	7.540	54.70
PUD	822	160,195,544.72	12.62	635	81.98	7.212	89.73
Condominium	604	105,397,916.91	8.30	656	82.86	7.263	81.05
Townhouse	23	2,990,795.08	0.24	640	82.83	7.736	70.90
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Owner-Occupied	5,393	$1,008,404,788.10	79.45%	635	81.75%	7.251%	100.00%
Investment Prop.	1,706	238,162,476.95	18.76	662	87.17	8.270	0.00
Second Home	131	22,669,011.81	1.79	664	89.12	7.579	0.00
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	4,883	$829,152,040.59	65.33%	653	83.74%	7.454%	77.76%
Refi – Cash Out	2,138	403,814,119.33	31.82	618	81.12	7.432	82.34
Refi – Rate/Term	209	36,270,116.94	2.86	621	83.44	7.505	85.89
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to- Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	84	$11,641,140.26	0.92%	598	42.34%	7.129%	81.04%
50.01 - 60.00	72	12,544,547.31	0.99	611	55.31	6.769	91.09
60.01 - 70.00	229	45,438,949.61	3.58	604	66.66	7.032	89.86
70.01 - 80.00	3,655	698,173,882.96	55.01	645	79.65	6.989	96.52
80.01 - 90.00	2,349	373,179,879.28	29.40	649	88.71	8.027	40.86
90.01 - 100.00	841	128,257,877.44	10.11	614	95.85	8.507	93.81
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	58	$5,141,990.64	0.41%	602	85.56%	8.421%	80.92%
Alaska	35	7,638,861.88	0.60	661	85.35	7.346	91.48
Arizona	133	22,561,129.71	1.78	632	83.22	7.522	76.09
Arkansas	36	3,561,830.32	0.28	605	91.56	8.747	81.81
California	1,378	354,692,032.59	27.95	649	80.35	7.028	83.40
Colorado	182	31,677,953.37	2.50	627	82.08	7.226	86.78
Connecticut	52	9,592,074.35	0.76	626	84.42	7.724	65.05
Delaware	5	793,309.32	0.06	584	88.21	8.131	100.00
Florida	760	133,347,031.41	10.51	649	83.29	7.448	75.94
Georgia	270	38,997,387.28	3.07	628	87.00	8.064	62.36
Hawaii	14	5,242,242.29	0.41	649	82.02	6.689	79.12
Idaho	8	893,018.14	0.07	620	88.33	8.021	70.25
Illinois	585	104,187,357.57	8.21	645	84.40	7.545	78.84
Indiana	104	8,349,616.54	0.66	626	86.74	8.261	59.82
Iowa	23	2,235,021.84	0.18	597	85.71	8.345	95.61
Kansas	20	1,749,264.09	0.14	632	86.69	8.014	57.59
Kentucky	17	1,502,816.79	0.12	614	85.63	8.076	72.83
Louisiana	12	914,926.79	0.07	637	89.95	9.536	77.49
Maine	6	880,204.64	0.07	651	82.54	7.773	79.56
Maryland	242	47,816,733.68	3.77	645	81.67	7.321	85.27
Massachusetts	122	31,211,415.39	2.46	659	82.13	7.305	85.35
Michigan	315	29,872,790.52	2.35	630	87.64	8.350	54.25
Minnesota	76	13,124,687.87	1.03	625	84.67	7.712	73.23
Missouri	95	8,405,325.75	0.66	631	88.69	8.656	52.73
Montana	11	1,449,828.08	0.11	625	87.90	7.903	62.15
Nebraska	40	2,881,462.80	0.23	632	85.45	8.522	65.53
Nevada	68	14,945,758.11	1.18	636	81.51	7.001	87.26
New Hampshire	17	3,135,101.79	0.25	664	83.60	7.334	63.77
New Jersey	244	61,861,195.90	4.87	645	83.73	7.574	80.68
New Mexico	18	1,826,302.04	0.14	616	84.09	7.937	84.42
New York	133	38,997,023.31	3.07	663	81.14	7.107	85.81
North Carolina	117	11,784,968.78	0.93	613	87.72	8.347	66.36
North Dakota	2	214,977.36	0.02	637	80.00	7.941	100.00
Ohio	183	18,389,647.32	1.45	630	91.03	8.508	50.11
Oklahoma	61	4,586,081.86	0.36	617	86.53	8.439	73.81
Oregon	124	21,318,060.90	1.68	640	82.00	7.054	86.79
Pennsylvania	183	19,003,465.25	1.50	622	85.57	8.146	71.25

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Rhode Island	35	8,191,311.79	0.65	631	84.06	7.610	70.29
South Carolina	48	5,397,712.81	0.43	621	88.98	8.500	68.80
South Dakota	4	465,627.37	0.04	600	84.58	8.073	100.00
Tennessee	209	19,364,333.52	1.53	615	86.64	8.160	81.34
Texas	584	60,165,813.31	4.74	618	83.22	8.046	83.61
Utah	53	7,912,875.36	0.62	631	85.57	7.751	60.39
Vermont	4	397,667.53	0.03	613	80.00	7.430	100.00
Washington	291	55,705,454.67	4.39	633	82.56	7.066	86.89
Virginia	152	33,933,280.27	2.67	644	80.40	7.287	92.19
West Virginia	9	1,111,395.48	0.09	647	86.67	7.657	100.00
Wisconsin	71	7,893,623.40	0.62	621	84.01	8.056	77.63
Wyoming	5	500,400.51	0.04	621	83.67	7.853	100.00
Washington DC	16	3,413,884.57	0.27	634	79.68	7.297	58.52
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

Number of States Represented:  46 and the District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	3,270	$622,911,473.56	49.08%	664	82.59%	7.617%	74.29%
Full Doc	3,793	614,455,765.93	48.41	619	83.16	7.285	84.21
Limited Doc	167	31,869,037.37	2.51	621	83.97	7.285	88.68
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	37	$9,651,541.26	0.76%	642	75.00%	5.425%	100.00%
5.501 - 6.000	251	59,616,382.84	4.70	653	77.90	5.827	99.26
6.001 - 6.500	690	154,470,468.53	12.17	649	78.64	6.310	97.12
6.501 - 7.000	1,263	273,253,266.25	21.53	653	79.86	6.776	94.33
7.001 - 7.500	1,175	228,766,073.12	18.02	647	81.81	7.271	86.55
7.501 - 8.000	1,161	205,848,471.97	16.22	642	84.12	7.763	70.00
8.001 - 8.500	882	135,843,552.10	10.70	630	86.82	8.275	55.93
8.501 - 9.000	813	108,949,239.32	8.58	619	88.72	8.748	56.66
9.001 - 9.500	463	50,621,900.27	3.99	613	90.26	9.247	51.19
9.501 - 10.000	291	27,668,981.91	2.18	597	90.66	9.709	68.10
10.001 - 10.500	110	8,811,108.61	0.69	604	89.99	10.242	53.23
10.501 - 11.000	70	4,553,165.27	0.36	630	91.25	10.711	47.90
11.001 - 11.500	17	773,611.74	0.06	614	92.64	11.242	32.59
11.501 - 12.000	5	262,845.00	0.02	605	85.21	11.697	47.61
12.001 - 12.500	2	145,668.67	0.01	618	85.19	12.086	0.00
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	659	$86,660,243.91	6.83%	636	79.38%	7.656%	81.05%
11.001 - 11.500	37	9,651,541.26	0.76	642	75.00	5.425	100.00
11.501 - 12.000	251	59,616,382.84	4.70	653	77.90	5.827	99.26
12.001 - 12.500	620	138,211,711.49	10.89	649	79.36	6.307	97.21
12.501 - 13.000	1,179	258,055,719.37	20.33	653	80.25	6.775	94.25
13.001 - 13.500	1,090	216,752,558.31	17.08	648	82.03	7.269	86.24
13.501 - 14.000	1,047	189,091,069.51	14.90	642	84.36	7.763	69.46
14.001 - 14.500	809	127,941,393.56	10.08	630	86.98	8.276	55.11
14.501 - 15.000	730	100,977,859.94	7.96	618	88.97	8.749	56.77
15.001 - 15.500	431	47,910,448.18	3.77	612	90.28	9.247	49.79
15.501 - 16.000	240	23,610,981.65	1.86	596	91.00	9.711	67.74
16.001 - 16.500	88	7,297,706.92	0.57	602	89.92	10.247	50.48
16.501 - 17.000	38	2,927,316.89	0.23	602	92.80	10.729	62.26
17.001 - 17.500	6	253,292.29	0.02	584	97.34	11.256	84.73
17.501 - 18.000	4	243,050.74	0.02	607	90.52	11.676	43.35
18.001 - 18.500	1	35,000.00	0.00	527	70.00	12.200	0.00
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	659	$86,660,243.91	6.83%	636	79.38%	7.656%	81.05%
4.501 - 5.000	6,209	1,113,530,154.29	87.73	645	83.37	7.403	78.62
5.501 - 6.000	190	35,503,636.60	2.80	581	81.36	7.976	85.59
6.501 - 7.000	171	33,394,642.06	2.63	577	78.13	7.847	96.87
7.501 - 8.000	1	147,600.00	0.01	683	90.00	7.800	0.00
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	659	$86,660,243.91	6.83%	636	79.38%	7.656%	81.05%
2005-11	1	117,555.85	0.01	611	90.00	8.750	100.00
2005-12	1	269,150.24	0.02	639	90.00	5.750	100.00
2006-01	4	872,163.77	0.07	642	95.01	8.081	60.81
2006-02	16	2,731,520.43	0.22	664	80.75	7.227	70.04
2006-03	8	1,044,656.11	0.08	639	92.96	8.113	50.16
2006-12	3	419,568.37	0.03	630	73.99	7.802	0.00
2007-01	1	147,642.25	0.01	604	90.00	7.750	0.00
2007-02	4	916,263.52	0.07	648	91.58	7.368	100.00
2007-03	4	556,884.32	0.04	583	91.12	8.665	85.67
2007-04	9	1,160,746.40	0.09	643	79.62	7.674	95.00
2007-05	20	4,353,234.24	0.34	629	84.64	7.486	95.70
2007-06	57	9,827,280.34	0.77	646	81.33	7.424	94.02
2007-07	901	163,426,348.57	12.88	642	84.56	7.641	70.50
2007-08	3,613	658,864,781.90	51.91	638	82.17	7.305	85.18
2007-09	1,006	168,707,216.52	13.29	646	86.08	7.807	63.03
2007-10	1	296,000.00	0.02	585	77.89	6.750	100.00
2008-02	1	59,145.24	0.00	643	90.00	8.550	0.00
2008-05	1	267,608.71	0.02	562	80.00	7.950	100.00
2008-07	60	11,913,125.62	0.94	646	84.48	7.514	79.30
2008-08	564	104,142,010.67	8.21	642	81.69	7.286	84.99
2008-09	213	36,462,916.60	2.87	659	86.67	7.624	66.43
2010-07	11	1,999,555.46	0.16	656	83.64	7.422	70.25
2010-08	48	9,456,818.61	0.75	657	76.62	6.875	86.45
2010-09	24	4,563,839.21	0.36	667	81.29	7.091	83.58
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	2,317	$421,549,853.21	33.21%	646	83.92%	7.634%	77.31%
7 - 12	218	51,013,711.30	4.02	646	82.82	7.587	69.31
13 - 24	3,538	619,907,775.98	48.84	638	82.49	7.341	81.68
25 - 36	1,157	176,764,936.37	13.93	638	81.92	7.343	79.67
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	3,039	$437,296,058.13	34.45%	623	84.46%	7.867%	73.44%
2/38 ARM	1,886	407,276,243.92	32.09	647	82.89	7.257	80.49
3/27 ARM	434	69,273,419.38	5.46	640	84.07	7.686	73.44
3/37 ARM	305	59,594,887.00	4.70	644	83.24	7.340	82.59
5/25 ARM	50	9,176,779.20	0.72	665	81.67	7.215	73.20
6 Month LIBOR	30	5,035,046.40	0.40	653	86.46	7.516	66.62
Fixed - 15 Yr	29	2,316,667.62	0.18	604	68.57	7.856	89.50
Fixed - 20 Yr	4	402,160.98	0.03	581	97.23	9.602	100.00
Fixed - 30 Yr	555	70,415,112.56	5.55	636	79.88	7.709	79.07
Fixed - 40 Yr	71	13,526,302.75	1.07	645	78.11	7.289	89.36
2/28 ARM – 2 Yr IO	693	163,807,664.38	12.91	667	80.74	6.797	91.39
3/27 ARM – 3 Yr IO	101	24,272,500.46	1.91	672	79.88	6.636	93.32
5/25 ARM – 5 Yr IO	33	6,843,434.08	0.54	652	75.01	6.724	97.58
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AP	6,170	$1,079,133,277.04	85.02%	649	83.14%	7.387%	78.79%
A	490	89,441,091.17	7.05	611	83.03	7.666	77.85
A-	165	29,808,662.61	2.35	596	83.89	7.912	82.48
B+	98	15,936,797.11	1.26	590	84.28	8.259	80.49
B	112	20,042,486.75	1.58	586	78.08	7.874	84.29
B-	1	105,173.27	0.01	602	90.00	8.550	100.00
C	193	34,509,167.58	2.72	563	76.64	7.755	97.99
D	1	259,621.33	0.02	575	65.00	9.600	100.00
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

DEBT-TO-INCOME RATIO OF THE LOANS

Debt-to-Income Ratio	Number of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	31	$4,675,433.82	0.37%	650	84.19%	7.966%	21.65%
5.01 - 10.00	82	13,419,859.44	1.06	670	84.89	7.715	25.20
10.01 - 15.00	146	19,920,705.31	1.57	656	86.69	8.202	34.23
15.01 - 20.00	280	41,388,021.38	3.26	656	85.82	7.911	34.43
20.01 - 25.00	387	53,648,262.38	4.23	647	83.32	7.799	51.71
25.01 - 30.00	605	88,595,598.40	6.98	647	84.16	7.778	57.57
30.01 - 35.00	797	125,220,455.18	9.87	639	83.52	7.631	75.66
35.01 - 40.00	1,129	192,727,828.02	15.18	642	82.46	7.412	84.69
40.01 - 45.00	1,482	272,578,864.56	21.48	642	82.55	7.368	88.31
45.01 - 50.00	1,830	362,055,980.61	28.53	641	82.54	7.234	92.36
50.01 - 55.00	452	93,318,792.00	7.35	618	81.54	7.403	74.51
55.01 - 60.00	9	1,686,475.76	0.13	605	79.53	7.157	93.60
Total:	7,230	$1,269,236,276.86	100.00%	641	82.90%	7.448%	79.45%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

GROUP II COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination ($)	Number of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	1	$25,000.00	0.00%	501	32.47%	10.650%	100.00%
25,001 - 50,000	72	2,990,859.50	0.31	613	87.75	9.745	44.91
50,001 - 75,000	164	10,329,760.00	1.07	619	88.61	9.388	39.09
75,001 - 100,000	126	10,762,179.50	1.11	603	88.38	8.629	49.91
100,001 - 125,000	133	15,026,818.00	1.56	601	89.70	8.668	62.82
125,001 - 150,000	107	14,640,561.00	1.52	601	87.65	8.564	61.26
150,001 - 175,000	75	12,315,603.00	1.28	587	87.80	8.345	78.66
175,001 - 200,000	71	13,287,922.50	1.38	593	87.13	8.354	70.69
200,001 - 250,000	106	23,831,017.00	2.47	590	87.35	8.369	74.47
250,001 - 300,000	75	20,572,590.00	2.13	603	87.56	7.877	79.01
300,001 - 400,000	422	156,565,849.00	16.21	640	83.40	7.242	84.79
400,001 - 500,000	434	193,801,227.16	20.07	655	82.80	7.011	87.71
500,001 - 600,000	317	173,808,086.50	18.00	644	82.98	7.199	90.51
600,001 - 700,000	227	147,907,693.00	15.32	653	81.82	7.126	91.25
700,001 or Greater	210	169,903,451.00	17.59	644	77.84	7.416	88.93
Total:	2,540	$965,768,617.16	100.00%	641	82.56%	7.360%	85.77%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance ($)	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	1	$24,885.89	0.00%	501	32.47%	10.650%	100.00%
25,001 - 50,000	72	2,987,771.16	0.31	613	87.75	9.745	44.91
50,001 - 75,000	164	10,322,752.14	1.07	619	88.61	9.388	39.09
75,001 - 100,000	126	10,752,944.96	1.11	603	88.38	8.629	49.91
100,001 - 125,000	133	15,013,517.42	1.56	601	89.70	8.668	62.82
125,001 - 150,000	107	14,628,118.67	1.52	601	87.65	8.564	61.26
150,001 - 175,000	75	12,304,471.88	1.28	587	87.80	8.345	78.66
175,001 - 200,000	71	13,274,689.01	1.38	593	87.13	8.354	70.69
200,001 - 250,000	106	23,811,238.34	2.47	590	87.35	8.369	74.47
250,001 - 300,000	75	20,551,235.86	2.13	603	87.56	7.877	79.01
300,001 - 400,000	423	156,839,676.66	16.25	640	83.42	7.239	84.83
400,001 - 500,000	434	193,786,463.63	20.08	655	82.78	7.012	87.71
500,001 - 600,000	316	173,161,036.57	17.94	644	82.99	7.201	90.48
600,001 - 700,000	227	147,780,062.87	15.31	653	81.82	7.126	91.25
700,001 or Greater	210	169,792,729.46	17.59	644	77.84	7.416	88.93
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

FICO SCORES

FICO Scores	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
451 - 475	3	$883,157.71	0.09%	473	83.76%	8.086%	100.00%
476 - 500	17	3,532,158.21	0.37	497	78.98	8.700	97.03
501 - 525	213	47,819,243.71	4.96	511	76.16	8.606	96.57
526 - 550	75	27,967,398.74	2.90	540	80.21	8.186	94.60
551 - 575	205	65,661,093.73	6.80	564	83.47	8.071	95.21
576 - 600	242	79,798,976.35	8.27	589	85.56	7.670	89.50
601 - 625	380	141,497,239.82	14.66	614	84.09	7.275	89.96
626 - 650	417	168,180,838.76	17.43	638	82.83	7.248	82.70
651 - 675	341	142,562,453.48	14.77	662	82.37	7.101	84.20
676 - 700	315	136,240,911.71	14.12	687	81.82	6.990	82.14
701 - 725	151	66,321,379.20	6.87	712	82.39	7.144	72.41
726 - 750	107	48,679,838.92	5.04	737	82.46	7.020	84.77
751 - 775	44	21,833,782.40	2.26	761	82.18	6.993	81.17
776 - 800	26	11,757,127.60	1.22	787	81.28	7.070	78.43
801 - 825	4	2,295,994.18	0.24	808	79.05	7.727	100.00
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

ORIGINAL TERM

Original Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	9	$2,250,472.76	0.23%	638	78.11%	7.009%	98.45%
181 - 240	1	141,973.20	0.01	583	90.00	8.500	100.00
301 - 360	1,570	515,784,121.09	53.45	632	82.19	7.465	84.76
421 - 480	960	446,855,027.47	46.30	652	83.01	7.241	86.88
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Term (mths)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	9	$2,250,472.76	0.23%	638	78.11%	7.009%	98.45%
181 - 348	3	881,078.88	0.09	648	81.61	6.346	100.00
349 - 360	1,568	515,045,015.41	53.37	632	82.20	7.467	84.74
421 - 480	960	446,855,027.47	46.30	652	83.01	7.241	86.88
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,875	$689,254,759.76	71.42%	641	82.42%	7.337%	88.26%
PUD	351	157,334,557.36	16.30	633	82.16	7.330	91.20
2 – 4 Units	175	63,580,242.35	6.59	662	83.92	7.583	58.94
Condominium	135	54,384,202.92	5.64	642	84.00	7.456	69.99
Townhouse	4	477,832.13	0.05	561	72.35	9.015	77.40
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Owner-Occupied	1,972	$827,744,478.51	85.77%	637	81.91%	7.249%	100.00%
Investment Prop.	502	107,541,624.28	11.14	663	86.95	8.215	0.00
Second Home	66	29,745,491.73	3.08	661	84.79	7.358	0.00
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	1,457	$540,199,143.53	55.98%	662	83.38%	7.297%	83.03%
Refi – Cash Out	1,004	391,355,141.72	40.55	614	81.31	7.433	89.19
Refi – Rate/Term	79	33,477,309.27	3.47	616	83.87	7.521	90.10
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan-to- Value Ratio of Loans (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	11	$3,759,976.56	0.39%	585	42.92%	7.459%	87.61%
50.01 - 60.00	20	10,321,119.37	1.07	627	55.63	7.067	81.60
60.01 - 70.00	97	43,761,586.78	4.53	601	66.39	7.208	90.87
70.01 - 80.00	1,092	530,836,102.23	55.01	650	79.45	6.998	96.48
80.01 - 90.00	966	290,464,906.04	30.10	639	88.26	7.780	63.71
90.01 - 100.00	354	85,887,903.54	8.90	618	95.72	8.285	92.04
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	3	$1,203,911.95	0.12%	609	67.74%	8.243%	94.55%
Alaska	2	358,276.25	0.04	647	87.57	7.983	51.47
Arizona	29	9,582,967.05	0.99	606	82.52	7.329	85.00
Arkansas	8	970,910.80	0.10	592	94.19	8.800	75.07
California	943	483,048,826.47	50.06	649	81.18	7.062	90.39
Colorado	38	13,377,044.24	1.39	641	83.34	7.299	84.19
Connecticut	8	1,909,348.73	0.20	597	86.36	7.906	82.57
Florida	182	64,043,007.22	6.64	626	83.45	7.749	73.20
Georgia	67	16,598,365.27	1.72	631	85.90	7.989	80.94
Hawaii	7	4,792,230.40	0.50	652	80.58	6.381	100.00
Idaho	1	692,315.94	0.07	614	80.00	7.800	100.00
Illinois	136	46,407,670.21	4.81	643	84.33	7.688	81.28
Indiana	31	2,873,564.99	0.30	602	91.40	8.622	68.75
Iowa	6	408,614.02	0.04	584	90.14	9.895	62.47
Kansas	6	870,676.69	0.09	631	93.63	8.580	76.88
Kentucky	5	547,897.65	0.06	617	89.62	8.844	58.56
Louisiana	2	508,202.20	0.05	633	80.75	5.909	100.00
Maine	3	766,777.98	0.08	614	87.71	7.693	46.37
Maryland	115	42,004,772.42	4.35	636	82.44	7.109	90.32
Massachusetts	36	16,581,934.36	1.72	638	85.80	7.809	75.27
Michigan	93	16,455,868.88	1.71	633	86.51	7.937	75.10
Minnesota	16	5,485,486.93	0.57	597	79.25	7.968	86.33
Missouri	25	2,127,487.95	0.22	628	88.93	8.617	23.30
Montana	2	858,908.34	0.09	671	76.65	6.869	100.00
Nebraska	12	2,266,466.27	0.23	604	85.02	8.371	85.97
Nevada	22	10,440,711.52	1.08	625	81.67	7.412	84.33
New Hampshire	4	1,177,575.49	0.12	563	80.47	7.810	100.00
New Jersey	70	27,383,127.10	2.84	643	86.43	7.835	73.87
New Mexico	2	220,646.88	0.02	600	95.00	7.954	48.62
New York	68	33,851,002.22	3.51	665	83.26	7.397	74.48
North Carolina	21	3,417,571.06	0.35	619	87.06	7.780	85.66
Ohio	39	4,593,931.42	0.48	601	88.54	8.427	57.40
Oklahoma	11	724,314.09	0.08	580	87.19	9.466	75.97
Oregon	33	12,386,553.14	1.28	636	86.06	7.399	94.19
Pennsylvania	46	6,592,577.05	0.68	604	87.85	8.084	77.01
Rhode Island	6	2,510,517.35	0.26	654	83.69	7.641	76.41
South Carolina	11	2,642,424.07	0.27	619	83.67	8.197	78.28
Tennessee	51	9,023,944.67	0.94	632	88.91	8.310	75.56

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Texas	153	34,110,684.43	3.53	620	79.99	8.149	86.36
Utah	23	7,215,835.60	0.75	661	84.63	7.741	72.92
Vermont	2	413,345.18	0.04	641	91.04	8.162	62.09
Washington	63	22,383,855.70	2.32	624	84.80	7.504	86.00
Virginia	89	38,287,852.47	3.97	639	82.21	7.283	93.99
West Virginia	5	665,020.11	0.07	578	88.49	8.204	100.00
Wisconsin	24	3,075,953.20	0.32	576	88.43	8.610	75.73
Wyoming	4	1,150,503.18	0.12	655	84.93	7.127	81.54
Washington DC	17	8,022,115.38	0.83	626	84.78	7.401	79.08
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

Number of States Represented: 46 and the District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated Doc	1,201	$502,720,587.94	52.09%	664	82.19%	7.539%	83.24%
Full Doc	1,266	431,725,844.85	44.74	616	82.89	7.143	88.33
Limited Doc	73	30,585,161.73	3.17	610	84.05	7.487	91.35
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.001 - 5.500	22	$11,785,525.30	1.22%	670	75.82%	5.390%	96.05%
5.501 - 6.000	125	62,841,640.93	6.51	654	78.51	5.823	95.73
6.001 - 6.500	269	136,026,415.07	14.10	662	79.00	6.298	97.71
6.501 - 7.000	356	172,310,494.11	17.86	660	81.48	6.776	93.77
7.001 - 7.500	381	182,333,798.48	18.89	658	81.96	7.285	89.23
7.501 - 8.000	434	180,713,765.88	18.73	631	83.73	7.770	81.35
8.001 - 8.500	308	97,191,164.12	10.07	617	86.18	8.284	69.58
8.501 - 9.000	273	66,534,357.50	6.89	603	88.35	8.750	70.26
9.001 - 9.500	174	31,621,832.71	3.28	582	87.88	9.254	71.20
9.501 - 10.000	101	15,291,538.43	1.58	564	83.72	9.735	60.99
10.001 - 10.500	56	5,702,844.21	0.59	567	79.30	10.219	75.30
10.501 - 11.000	29	1,975,273.99	0.20	582	82.15	10.731	55.32
11.001 - 11.500	9	444,368.76	0.05	612	88.07	11.183	42.40
11.501 - 12.000	1	36,988.92	0.00	591	100.00	11.800	100.00
12.001 - 12.500	2	221,586.11	0.02	508	66.07	12.315	100.00
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

MAXIMUM RATES OF THE LOANS

Maximum Rate (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	153	$42,775,242.08	4.43%	643	80.80%	7.447%	84.33%
11.001 - 11.500	22	11,785,525.30	1.22	670	75.82	5.390	96.05
11.501 - 12.000	124	62,471,917.93	6.47	654	78.50	5.823	95.71
12.001 - 12.500	245	123,581,332.04	12.81	661	79.36	6.301	97.48
12.501 - 13.000	339	164,706,081.46	17.07	660	81.37	6.778	94.46
13.001 - 13.500	366	177,019,589.90	18.34	658	81.91	7.283	89.16
13.501 - 14.000	419	175,477,363.93	18.18	632	83.80	7.771	81.60
14.001 - 14.500	296	93,855,573.66	9.73	616	86.25	8.283	69.35
14.501 - 15.000	253	62,910,382.99	6.52	600	88.26	8.748	69.93
15.001 - 15.500	160	30,388,294.08	3.15	581	87.92	9.254	72.08
15.501 - 16.000	88	13,338,526.90	1.38	565	85.01	9.714	57.11
16.001 - 16.500	47	4,671,461.87	0.48	566	83.13	10.236	75.05
16.501 - 17.000	19	1,503,382.16	0.16	562	80.64	10.719	61.64
17.001 - 17.500	6	288,345.19	0.03	572	87.03	11.219	65.35
17.501 - 18.000	1	36,988.92	0.00	591	100.00	11.800	100.00
18.001 - 18.500	2	221,586.11	0.02	508	66.07	12.315	100.00
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

GROSS MARGINS OF THE LOANS

Gross Margin (%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	153	$42,775,242.08	4.43%	643	80.80%	7.447%	84.33%
4.501 - 5.000	2,181	859,602,499.59	89.08	647	82.93	7.307	85.22
5.501 - 6.000	115	40,129,255.99	4.16	567	80.22	7.922	92.67
6.501 - 7.000	91	22,524,596.86	2.33	544	75.99	8.224	97.39
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	153	$42,775,242.08	4.43%	643	80.80%	7.447%	84.33%
2006-01	2	260,264.65	0.03	581	92.50	8.700	49.92
2006-02	8	3,337,432.92	0.35	647	87.99	7.607	73.29
2006-03	12	5,279,238.21	0.55	688	86.15	7.526	82.83
2006-08	1	369,382.68	0.04	630	80.00	5.990	100.00
2006-12	1	375,897.53	0.04	649	80.00	5.950	100.00
2007-01	1	749,999.00	0.08	627	78.95	6.900	100.00
2007-02	5	2,302,113.32	0.24	633	78.35	6.853	95.08
2007-03	1	103,641.79	0.01	510	80.00	8.850	100.00
2007-04	2	1,428,864.50	0.15	724	83.02	8.067	30.23
2007-05	5	1,879,342.81	0.19	616	73.87	7.372	100.00
2007-06	30	8,938,116.93	0.93	613	80.86	7.742	91.59
2007-07	357	134,461,930.70	13.93	638	83.60	7.515	82.30
2007-08	1,229	483,007,541.70	50.05	641	82.53	7.307	88.23
2007-09	494	191,892,464.16	19.88	639	82.78	7.439	82.64
2008-04	1	387,828.07	0.04	713	80.00	7.950	100.00
2008-07	26	10,268,280.94	1.06	661	80.43	6.998	77.29
2008-08	124	44,045,774.78	4.56	643	81.64	7.130	87.99
2008-09	71	24,699,109.26	2.56	652	83.08	7.421	82.03
2010-05	1	376,809.75	0.04	536	77.14	7.250	100.00
2010-07	2	1,526,785.16	0.16	716	65.34	6.902	100.00
2010-08	9	3,910,033.58	0.41	652	83.58	6.858	79.92
2010-09	5	2,655,500.00	0.28	679	78.41	6.130	100.00
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	804	$304,579,684.25	31.56%	645	83.38%	7.668%	79.60%
7 - 12	147	72,796,105.09	7.54	646	81.18	7.346	85.67
13 - 24	1,281	488,760,882.12	50.65	637	82.38	7.231	89.55
25 - 36	308	98,894,923.06	10.25	643	81.93	7.059	86.20
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	959	$265,508,599.20	27.51%	606	83.53%	7.962%	81.30%
2/38 ARM	855	404,825,420.75	41.95	651	83.14	7.248	86.67
3/27 ARM	103	29,260,510.65	3.03	629	82.55	7.647	81.97
3/37 ARM	88	34,201,087.84	3.54	655	82.37	7.149	87.73
5/25 ARM	12	5,979,378.49	0.62	672	77.82	6.807	86.87
6 Month LIBOR	22	8,876,935.78	0.92	669	87.03	7.591	78.28
Fixed - 15 Yr	9	2,250,472.76	0.23	638	78.11	7.009	98.45
Fixed - 20 Yr	1	141,973.20	0.01	583	90.00	8.500	100.00
Fixed - 30 Yr	126	32,554,277.24	3.37	636	81.34	7.524	80.97
Fixed - 40 Yr	17	7,828,518.88	0.81	673	79.18	7.230	93.95
2/28 ARM – 2 Yr IO	312	155,175,275.17	16.08	667	80.19	6.699	92.15
3/27 ARM – 3 Yr IO	31	15,939,394.56	1.65	671	79.81	6.527	83.77
5/25 ARM – 5 Yr IO	5	2,489,750.00	0.26	655	79.73	6.291	100.00
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AP	1,971	$72,685,829.25	80.07%	654	82.91%	7.247%	84.86%
A	231	91,382,449.05	9.47	611	82.00	7.575	87.03
A-	102	34,934,047.54	3.62	606	84.43	7.923	86.15
B+	45	13,915,103.80	1.44	592	84.20	8.002	93.57
B	67	23,025,284.83	2.39	565	78.27	7.923	90.76
C	123	28,914,868.05	3.00	530	75.53	8.229	97.97
D	1	174,012.00	0.02	505	65.00	12.333	100.00
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

DEBT-TO-INCOME RATIO OF THE LOANS

Debt-to-Income Ratio	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.01 - 5.00	19	$7,506,541.18	0.78%	650	78.53%	7.390%	52.88%
5.01 - 10.00	44	12,747,504.18	1.32	624	83.22	7.615	47.69
10.01 - 15.00	58	19,951,522.12	2.07	650	84.18	7.446	46.77
15.01 - 20.00	72	21,810,961.50	2.26	643	85.13	7.609	41.74
20.01 - 25.00	126	40,465,316.01	4.19	643	84.28	7.715	63.42
25.01 - 30.00	165	49,747,968.79	5.16	643	82.63	7.594	65.52
30.01 - 35.00	218	73,101,492.99	7.58	636	82.94	7.408	80.68
35.01 - 40.00	320	119,281,979.87	12.36	641	81.78	7.450	86.13
40.01 - 45.00	496	198,663,366.89	20.59	648	82.50	7.237	92.15
45.01 - 50.00	777	319,329,428.60	33.09	649	82.77	7.212	94.77
50.01 - 55.00	236	99,172,469.59	10.28	603	81.23	7.578	91.07
55.01 - 60.00	4	1,531,851.48	0.16	605	86.81	7.844	100.00
65.01 - 70.00	1	120,000.00	0.01	622	80.00	7.200	100.00
75.01 - 80.00	1	155,875.00	0.02	540	65.00	7.500	100.00
85.01 - 90.00	1	772,731.75	0.08	725	85.00	6.050	100.00
100.01 or Greater	2	672,584.57	0.07	619	80.00	6.587	100.00
Total:	2,540	$965,031,594.52	100.00%	641	82.56%	7.360%	85.77%

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC has not verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.